Exhibit 99.1



                                                                  Execution Copy


                        MORTGAGE LOAN PURCHASE AGREEMENT

     This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective as of February 2, 1999, between GMAC Commercial Mortgage Corporation as seller (the "Seller" or "GMACCM") and GMAC Commercial Mortgage Securities, Inc. as purchaser (the "Purchaser").

     The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule"). Certain other multi family and commercial mortgage loans will be purchased by the Purchaser from (i) LaSalle National Bank as Trustee for Restructured Asset Certificates With Enhanced Returns, Series 1998-ML Trust ("ML Trust") pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of February 2, 1999 (the "ML Trust Mortgage Loan Purchase Agreement") between the Purchaser and the ML Trust and (ii) German American Capital Corporation ("GACC"), pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of February 2, 1999 (the "GACC Mortgage Loan Purchase Agreement"), between the Depositor and GACC (the mortgage loans purchased by the Purchaser under the ML Trust Mortgage Loan Purchase Agreement and the GACC Mortgage Loan Purchase Agreement, the "Other Mortgage Loans"). The Seller, ML Trust and GACC are collectively referred to as the "Mortgage Loan Sellers."

     It is expected that the Mortgage Loans will be transferred, together with other multifamily and commercial mortgage loans to a trust fund (the "Trust Fund") to be formed by the Purchaser, beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Standard & Poor's Ratings Services and Fitch IBCA, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of February 1, 1999 (the "Pooling and Servicing Agreement"), among the Purchaser as depositor, GMAC Commercial Mortgage Corporation as master servicer (in such capacity, the "Master Servicer") and special servicer (in such capacity, the "Special Servicer") and Norwest Bank Minnesota, National Association, as trustee (in such capacity, the "Trustee"). Capitalized terms not otherwise defined herein have the meanings assigned to them in the Pooling and Servicing Agreement as in effect on the Closing Date.

     The Purchaser intends to sell the Class A-1, Class A-2, Class B, Class C, Class D, Class E and a portion of the Class X Certificates to Goldman, Sachs & Co., Deutsche Bank Securities Inc. and Donaldson, Lufkin & Jenrette Securities Corporation (together, the "Underwriters") pursuant to an underwriting agreement dated the date hereof (the "Underwriting Agreement").

The Purchaser intends to sell a portion of the Class X Certificates to GMACCM (in such capacity, a "Class X Certificate Purchaser") pursuant to a Class X Certificate Purchase Agreement dated the date hereof (the "Class X Certificate Purchase Agreement"). The Purchaser intends to sell the Class F, Class G, Class H, Class J and Class K Certificates to GMACCM (in such capacity, an "Initial Purchaser") pursuant to a Certificate Purchase Agreement dated the date hereof (the "Certificate Purchase Agreement"). The Purchaser intends to sell the Class R-I, Class R-II and the Class R-III Certificates to Goldman, Sachs & Co. (in such capacity, an "Initial Purchaser"). The Class F, Class G, Class H, Class J, Class K, Class R-I, Class R-II and Class R-III Certificates are collectively referred to as the "Non-Registered Certificates."

     Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

SECTION 1. Agreement to Purchase.

     The Seller agrees to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser agrees to purchase, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on February 9, 1999 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The "Cut-off Date" with respect to any Mortgage Loan is the Due Date for such Mortgage Loan in February 1999. As of the close of business on their respective Cut-off Dates (which Cut-off Dates may occur after the Closing
Date), the Mortgage Loans will have an aggregate principal balance (the "Aggregate Cut-off Date Balance"), after application of all payments of principal due thereon on or before such date, whether or not received, of $1,313,693,704, subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans shall be $1,310,116,152.

SECTION 2. Conveyance of Mortgage Loans.

     (a) Effective as of the Closing Date, subject only to receipt by the Seller of the purchase price referred to in Section 1 hereof (exclusive of any applicable holdback for transaction expenses), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, including all interest and principal received or receivable by the Seller on or with respect to the Mortgage Loans after the Cut-off Date for such Mortgage Loan, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, or other insurance policies and any escrow, reserve or other comparable accounts related to the Mortgage Loans. The Purchaser shall be entitled to (and, to the extent received by or on behalf of the Seller, the Seller shall deliver or cause to be delivered to or at the direction of the Purchaser) all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date for each Mortgage Loan, and all other recoveries of principal and interest collected thereon after such Cut-off Date. All scheduled payments of principal and interest due thereon on or before the Cut-off Date for each Mortgage Loan and collected after such Cut-off Date shall belong to the Seller.

     (b) In connection with the Seller's assignment pursuant to subsection (a) above, the Seller hereby agrees that, at least five (5) Business Days before the Closing Date, it shall have delivered to and deposited with the Trustee, the Mortgage File (as described on



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



Exhibit B hereto) for each Mortgage Loan so assigned. It is further acknowledged and agreed by the Seller that the Purchaser intends to cause the Trustee to perform a limited review of such Mortgage Files to enable the Trustee to confirm to the Purchaser on or before the Closing Date that the Mortgage Note referred to in clause (i) of Exhibit B has been delivered by the Seller with respect to each such Mortgage File. In the event Seller fails to so deliver each such Mortgage File to the Trustee, the Purchaser and its successors and assigns shall be entitled to pursue any rights or remedies in respect of such failure as may be available under applicable law. If the Seller cannot deliver, or cause to be delivered as to any Mortgage Loan, the original Mortgage Note, the Seller shall deliver a copy or duplicate original of such Mortgage Note, together with an affidavit certifying that the original thereof has been lost or destroyed. If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iv), (viii), (xi)(A) and (xii) of Exhibit B, with evidence of recording thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, or because such original recorded document has been lost or returned from the recording or filing office and subsequently lost, as the case may be, the delivery requirements of this Section 2(b) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that a copy of such document or instrument (without evidence of recording or filing thereon, but certified (which certificate may relate to multiple documents and/or instruments) by the Seller to be a true and complete copy of the original thereof submitted for recording or filing, as the case may be) has been delivered to the Trustee, and either the original of such missing document or instrument, or a copy thereof, with evidence of recording or filing, as the case may be, thereon, is delivered to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee) within 180 days of the Closing Date (or within such longer period after the Closing Date as the Purchaser (or such subsequent owner) may consent to, which consent shall not be unreasonably withheld so long as the Seller has provided the Purchaser (or such subsequent owner) with evidence of such recording or filing, as the case may be, or has certified to the Purchaser (or such subsequent owner) as to the occurrence of such recording or filing, as the case may be, and is, as certified to the Purchaser (or such subsequent owner) no less often than quarterly, in good faith attempting to obtain from the appropriate county recorder's or filing office such original or copy). If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of the related lender's title insurance policy referred to in clause (ix) of Exhibit B solely because such policy has not yet been issued, the delivery requirements of this Section 2(b) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the Seller has delivered to the Trustee a commitment for title insurance "marked-up" at the closing of such Mortgage Loan, and the Seller shall deliver to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee), promptly following the receipt thereof, the original related lender's title insurance policy (or a copy thereof). In addition, notwithstanding anything to the contrary contained herein, if there exists with respect to any group of related cross-collateralized Mortgage Loans only one original of any document referred to in Exhibit B covering all the Mortgage Loans in such group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. On the Closing



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


Date, upon  notification  from the Seller that the purchase price referred to in
Section 1 (exclusive of any applicable holdback for transaction expenses) has been received by the Seller, the Trustee shall be authorized to release to the Purchaser or its designee all of the Mortgage Files in the Trustee's possession relating to the Mortgage Loans.

     (c) As to each Mortgage Loan, the Seller shall be responsible for all costs associated with (i) the recording or filing, as the case may be, of each assignment referred to in clauses (iii) and (v) of Exhibit B and each UCC-2 and UCC-3, if any, referred to in clause (xi)(B) of Exhibit B and (ii) the delivery of a copy of any such document or instrument to the Master Servicer promptly following its return to the Trustee or its designee after such recording or filing; provided that the Seller shall not be responsible for actually recording or filing any such document or instrument. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall promptly prepare or cause the preparation of a substitute therefor or cure or cause the curing of such defect, as the case may be, and shall thereafter deliver the substitute or corrected document to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee) for recording or filing, as appropriate, at the Seller's expense.

     (d) All documents and records in the Seller's possession (or under its control) relating to the Mortgage Loans that are not required to be a part of a Mortgage File in accordance with Exhibit B (all such other documents and records, as to any Mortgage Loan, the "Servicing File"), together with all escrow payments, reserve funds and other comparable funds in the possession of the Seller (or under its control) with respect to the Mortgage Loans, shall (unless they are held by a sub-servicer that shall, as of the Closing Date, begin acting on behalf of the Master Servicer pursuant to a written agreement between such parties) be delivered by the Seller (or its agent) to the Purchaser (or its designee) no later than the Closing Date. If a sub-servicer shall, as of the Closing Date, begin acting on behalf of the Master Servicer with respect to any Mortgage Loan pursuant to a written agreement between such parties, the Seller shall deliver a copy of the related Servicing File to the Master Servicer.

     (e) The Seller's records will reflect the transfer of the Mortgage Loans to the Purchaser as a sale.

SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review.

     The Seller shall reasonably cooperate with any examination of the Mortgage Files and Servicing Files that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Files and/or Servicing Files shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Seller's representations, warranties and covenants set forth in or contemplated by Section 4.

SECTION 4. Representations, Warranties and Covenants of the Seller.

     (a) The Seller hereby makes, as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, and its successors and assigns (including, without limitation, the Trustee and the


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



holders of the Certificates), each of the representations and warranties set forth in Exhibit C, with such changes or modifications as may be permitted or required by the Rating Agencies.

     (b) In addition, the Seller, as of the date hereof, hereby represents and warrants to, and covenants with, the Purchaser that:

          (i) The Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of California, and is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations under this Agreement.

          (ii) The execution and delivery of this Agreement by the Seller, and the performance and compliance with the terms of this Agreement by the Seller, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affect the ability of the Seller to carry out the transactions contemplated by this Agreement.

          (iii) The Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities.

          (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

          (vi) No litigation is pending with regard to which Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller the outcome of which, in the Seller's good faith and reasonable judgment, could reasonably be expected to prohibit the Seller from entering into this Agreement or


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


     materially and adversely affect the ability of the Seller to perform its obligations under this Agreement.

          (vii) The Seller has not dealt with any broker, investment banker, agent or other person, other than the Purchaser, the Underwriters, the Class X Certificate Purchaser, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the other transactions contemplated hereby.

          (viii)  Neither  the Seller  nor  anyone  acting on its behalf has (A)
     offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (B) solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (C) otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (D) made any general solicitation by means of general advertising or in any other manner with respect to any Certificate, any interest in any Certificate or any similar security, or
     (E) taken any other action, that (in the case of any of the acts described in clauses (A) through (E) above) would constitute or result in a violation of the Securities Act or any state securities law relating to or in connection with the issuance of the Certificates or require registration or qualification pursuant to the Securities Act or any state securities law of any Certificate not otherwise intended to be a Registered Certificate. In addition, the Seller will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any of the Certificates or interests therein. For purposes of this paragraph 4(b)(viii), the term "similar security" shall be deemed to include, without limitation, any security evidencing or, upon issuance, that would have evidenced an interest in the Mortgage Loans or the Other Mortgage Loans or any substantial number thereof.

          (ix)  Insofar  as it  relates  to the  Mortgage  Loans  and the  Other
     Mortgage Loans, the information set forth on pages A-8 through A-11, inclusive, of Annex A to the Prospectus Supplement (as defined in Section
     9) (the "Loan Detail") and, to the extent consistent therewith, the information set forth on the diskette attached to the Prospectus Supplement and the accompanying prospectus (the "Diskette"), is true and correct in all material respects. Insofar as it relates to the Mortgage Loans and the Other Mortgage Loans and/or the Seller and does not represent a restatement of the information on the Loan Detail, the information set forth in the Prospectus Supplement and the Memorandum (as defined in Section 9) under the headings "Summary Information--The Mortgage Pool", "Risk Factors--Risks Related to the Mortgage Loans" and "Description of the Mortgage Asset Pool", set forth on Annex A to the Prospectus Supplement and (to the extent it contains information consistent with that on such Annex A) set forth on the Diskette, does not contain any untrue statement of a material fact or (in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.



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          (x) No consent,  approval,  authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law (including, with respect to any bulk sale laws), for the execution, delivery and performance of or compliance by the Seller with this Agreement, or the consummation by the Seller of any transaction contemplated hereby, other than (1) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with Seller's sale of the Mortgage Loans to the Purchaser,
     (2)   such    consents,    approvals,    authorizations,    qualifications,
     registrations, filings or notices as have been obtained or made and (3) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Seller under this Agreement.

     (c) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties made pursuant to and set forth in subsection (b) above which materially and adversely affects the interests of the Purchaser or a breach of any of the representations and warranties made pursuant to subsection
(a) above and set forth in Exhibit C which materially and adversely affects the value of any Mortgage Loan or the interests therein of the Purchaser or its successors and assigns (including, without limitation the Trustee and the holders of the Certificates), the party discovering such breach shall give prompt written notice to the other party hereto.

SECTION 5. Representations, Warranties and Covenants of the Purchaser.

     (a) The Purchaser, as of the date hereof, hereby represents and warrants to, and covenants with, the Seller that:

          (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of State of Delaware.

          (ii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this Agreement by the Purchaser, will not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

          (iii) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.


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


          (v) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

          (vi) No litigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

          (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Underwriters, the Class X Certificate Purchaser, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

          (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Purchaser under this Agreement.

     (b) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Seller, the party discovering such breach shall give prompt written notice to the other party hereto.

SECTION 6. Repurchases.

     (a) Within 90 days of the earlier of discovery or receipt of notice by the Seller, from either the Purchaser or any successor or assign thereof, of a Defect (as defined in the Pooling and Servicing Agreement as in effect on the Closing Date) in respect of the Mortgage File for any Mortgage Loan or a breach of any representation or warranty made pursuant to Section 4(a) and set forth in Exhibit C (a "Breach"), which Defect or Breach, as the case may be, materially and adversely affects the value of any Mortgage Loan or the interests therein of the Purchaser or its successors and assigns (including, without limitation, the Trustee and the holders of the Certificates), the Seller shall cure such Defect or Breach, as the case may be, in all material respects or repurchase the affected Mortgage Loan from the then owner(s) thereof at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement as in effect on the

Closing Date) by payment of such Purchase Price by wire transfer of immediately available funds to the account designated by such owner(s); provided, however, that in lieu of effecting any such repurchase, the Seller will be permitted to deliver a Qualifying Substitute Mortgage Loan and to pay a cash amount equal to the applicable Substitution Shortfall Amount, subject to the terms and conditions of the Pooling and Servicing Agreement as in effect on the Closing Date.

     If the Seller is notified of a Defect in any Mortgage File that corresponds to information set forth in the Mortgage Loan Schedule, the Seller shall promptly correct such Defect and provide a new, corrected Mortgage Loan Schedule to the Purchaser, which corrected Mortgage Loan Schedule shall be deemed to amend and replace the existing Mortgage Loan Schedule for all purposes.

     (b) Notwithstanding Section 6(a), within 60 days of the earlier of discovery or receipt of notice by the Seller, from either the Purchaser or any successor or assign thereof, that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the Seller shall repurchase such Mortgage Loan from the then owner(s) thereof at the applicable Purchase Price by payment of such Purchase Price by wire transfer of immediately available funds to the account designated by such owner(s).

     In addition, if, as of the Closing Date, any Mortgage Loan is secured by a Mortgage that does not constitute a valid first lien upon the related Mortgaged Property, including all buildings located thereon and all fixtures attached thereto, or if a Mortgage is subject to something other than (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record, (C) exceptions and exclusions specifically referred to in the lender's title insurance policy issued or, as evidenced by a "marked-up" commitment, to be issued in respect of such Mortgage Loan and (D) those exceptions set forth on Schedule C-1 to Exhibit C hereto (the exceptions set forth in the foregoing clauses (A), (B), (C) and (D) collectively, "Permitted Encumbrances"), or if the insurer that issued the Title Policy referred to in clause (vi) of Exhibit C hereto in respect of any Mortgage Loan was not qualified to do business in the state in which the related Mortgaged Property is located, and in either case such failure materially and adversely affects the interests of holders of Certificates, (any such failure that materially and adversely affects the interests of holders of Certificates, also a "Breach"), the Seller shall be required, at its option, to either (i) cure such Breach in all material respects or (ii) repurchase the affected Mortgage Loan, in each case, within the applicable Permitted Cure Period (as defined below). If any such Breach is not corrected or cured in all material respects within the applicable Permitted Cure Period, the Seller shall, not later than the last day of such Permitted Cure Period, (i) repurchase the affected Mortgage Loan from the Purchaser or its assignee at the applicable Purchase Price or (ii) if within the three-month period commencing on the closing date (or within the two-year period commencing on the Closing Date if the related Mortgage Loan is a "defective obligation" within the meaning of Section 860(a)(4)(B)(ii) of the Code and Treasury Regulation Section 1.860G-2(f)), at its option, replace such Mortgage Loan with a Qualifying Substitute Mortgage Loan and pay any corresponding Substitution Shortfall Amount. The Seller agrees that any such repurchase or substitution shall be completed in accordance with and subject to the terms and conditions of the Pooling and Servicing Agreement.

     For purposes of the preceding paragraph only, the "Permitted Cure Period" applicable to any Breach in respect of any Mortgage Loan shall be the 90-day period immediately following the earlier of the discovery by the Seller or receipt by the Seller of notice of such Breach; provided that if such Breach cannot be corrected or cured in all material respects within such 90-day period, but is reasonably likely that such Breach could be corrected or cured within 180 days of the earlier of discovery by the Seller and receipt by the Seller of notice of such Breach and the Seller is diligently attempting to effect such correction or cure, then the applicable Permitted Cure Period shall, with the consent of the Purchaser or its assignee (which consent shall not be unreasonably withheld), be extended for an additional 90 days.

     (c) In connection with any repurchase of or substitution for a Mortgage Loan contemplated by this Section 6, the then owner(s) thereof shall tender or cause to be tendered promptly to the Seller, upon delivery of a receipt executed by the Seller, the related Mortgage File and Servicing File, and each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Purchaser or the Trustee shall be endorsed or assigned, as the case may be, to the Seller or its designee in the same manner. The form and sufficiency of all such instruments and certificates shall be the responsibility of the Seller.

     (d) Except as provided in Section 2(b), this Section 6 provides the sole remedies available to the Purchaser, and its successors and assigns (including, without limitation, the Trustee and the holders of the Certificates) respecting any Defect in a Mortgage File or any breach of any representation or warranty made pursuant to Section 4(a) and set forth in Exhibit C, or in connection with the circumstances described in Section 6(b). If the Seller defaults on its obligations to repurchase any Mortgage Loan in accordance with Section 6(a) or 6(b) or disputes its obligation to repurchase any Mortgage Loan in accordance with either such subsection, the Purchaser or its successors and assigns may take such action as is appropriate to enforce such payment or performance, including, without limitation, the institution and prosecution of appropriate proceedings. The Seller shall reimburse the Purchaser for all necessary and reasonable costs and expenses incurred in connection with such enforcement.

SECTION 7. Closing.

     The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Orrick, Herrington & Sutcliffe LLP, 666 Fifth Avenue, New York, New York 10103 at 10:00 a.m., New York City time, on the Closing Date.

     The Closing shall be subject to each of the following conditions:

          (i) All of the representations and warranties of the Seller specified herein shall be true and correct as of the Closing Date, and the Aggregate Cut-off Date Balance shall be within the range permitted by Section 1 of this Agreement;

          (ii) All documents specified in Section 8 (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (iii) The Seller shall have delivered and released to the Trustee, the Purchaser or the Purchaser's designee, as the case may be, all documents and funds required to be so delivered pursuant to Section 2;

          (iv) The result of any examination of the Mortgage Files and Servicing Files performed by or on behalf of the Purchaser pursuant to Section 3 shall be satisfactory to the Purchaser in its sole determination;

          (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

          (vi) The Seller shall have paid or agreed to pay all fees, costs and expenses payable by it to the Purchaser pursuant to this Agreement; and

          (vii) None of the Underwriting Agreement, the Class X Certificate Purchase Agreement or the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

     Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

SECTION 8. Closing Documents.

The Closing Documents shall consist of the following:

     (a) This Agreement duly executed and delivered by the Purchaser and the Seller;

     (b) An Officer's Certificate substantially in the form of Exhibit D-1 hereto, executed by the Secretary or an assistant secretary of the Seller, and dated the Closing Date, and upon which the Purchaser and each Underwriter may rely, attaching thereto as exhibits the organizational documents of the Seller;

     (c) A certificate of good standing regarding the Seller from the Secretary of State for the State of California, dated not earlier than 30 days prior to the Closing Date;

     (d) A certificate of the Seller substantially in the form of Exhibit D-2 hereto, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser and each Underwriter may rely;

     (e) Written opinions of counsel for the Seller, substantially in the form of Exhibits D-3A and D-3B hereto and subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller and acceptable to counsel for the Purchaser, dated the Closing Date and addressed to the Purchaser and each Underwriter;

     (f) Any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates, each of which shall include the Purchaser and each Underwriter as an addressee; and

     (g) Such further certificates, opinions and documents as the Purchaser may reasonably request.

SECTION 9. Indemnification.

     (a) The Seller agrees to indemnify and hold harmless the Purchaser, its officers and directors, and each person, if any, who controls the Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange
Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Prospectus Supplement, the Memorandum, the Diskette or, insofar as they are required to be filed as part of the Registration Statement pursuant to the No-Action Letters, any Computational Materials or ABS Term Sheets with respect to the Registered Certificates, or in any revision or amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission (in the case of any such Computational Materials or ABS Term Sheets, when read in conjunction with the Prospectus and, in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; but only if and to the extent that (i) any such untrue statement or alleged untrue statement is with respect to information regarding the Mortgage Loans or the Other Mortgage Loans contained in the Loan Detail or, to the extent consistent therewith, the Diskette, or (ii) any such untrue statement or alleged untrue statement or omission or alleged omission is with respect to information regarding the Seller or the Mortgage Loans or the Other Mortgage Loans contained in the Prospectus Supplement or the Memorandum under the headings "Summary Information -- The Mortgage Pool", "Risk Factors --Risks Related to the Mortgage Loans" and/or "Description of the Mortgage Asset Pool" or contained on Annex A to the Prospectus Supplement (exclusive of the Loan Detail), and such information does not represent a restatement of information contained in the Loan Detail; or (iii) such untrue statement, alleged untrue statement, omission or alleged omission arises out of or is based upon a breach of the representations and warranties of the Seller set forth in or made pursuant to Section 4; provided, that the indemnification provided by this
Section 9 shall not apply to the extent that such untrue statement of a material fact or omission of a material fact necessary to make the statements made, in light of the circumstances in which they were made, not misleading, was made as a result of an error in the manipulation of, or calculations based upon, the Loan Detail. This indemnity agreement will be in addition to any liability which the Seller may otherwise have.

     For purposes of the foregoing, "Registration Statement" shall mean the registration statement No. 333-64963 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Prospectus" shall mean the prospectus dated November 5, 1998, as supplemented by the prospectus supplement dated February 2, 1999 (the "Prospectus Supplement"), relating to the Registered Certificates; "Memorandum" shall mean the private placement memorandum dated February 2, 1999, relating to the Non-Registered Certificates; "Computational Materials" shall have the meaning assigned thereto in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters"); and "ABS Term Sheets" shall have the meaning assigned thereto in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder Letters, the "No-Action Letters").

     (b) Promptly after receipt by any person entitled to indemnification under this Section 9 (each, an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Seller (the "indemnifying party") under this Section 9, notify the indemnifying party in writing of the commencement thereof; but the omission to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this Section 9. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, which approval will not be unreasonably withheld, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser and the indemnifying party, representing all the indemnified parties under Section 9(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or
(iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii).

     (c) If the indemnification provided for in this Section 9 is due in accordance with its terms but is for any reason held by a court to be unavailable to an indemnified party on grounds of policy or otherwise, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties

     (d) The Purchaser and the Seller agree that it would not be just and equitable if contribution pursuant to Section 9(c) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 9(c) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 9 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 9, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (e) The indemnity and contribution agreements contained in this Section 9 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by any indemnified party, and (iii) acceptance of and payment for any of the Certificates.

SECTION 10. Costs.

     Costs relating to the transactions contemplated hereby shall be borne by the respective parties hereto.

SECTION 11. Notices.

     All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to GMAC Commercial Mortgage Securities, Inc. at 650 Dresher Road, P.O. Box 1015, Horsham, Pennsylvania 19044-8015, Attention: Structured Finance Manager, facsimile no. (215) 328-1775, with a copy to the General Counsel, GMAC Commercial Mortgage Corporation, or such other address or facsimile number as may hereafter be furnished to the Seller in writing by the Purchaser; and if to the Seller, addressed to GMAC Commercial Mortgage
Corporation,  at  650  Dresher  Road,  P.O.  Box  1015,

Horsham, Pennsylvania 19044-8015, Attention: Structured Finance Manager, facsimile no. (215) 328-1775, with a copy to GMAC Commercial Mortgage Corporation, or to such other address or facsimile number as the Seller may designate in writing to the Purchaser.

SECTION 12. Third Party Beneficiaries.

     Each of the officers,  directors  and  controlling  persons  referred to in
Section 9 hereof is an intended third party beneficiary of the covenants and indemnities of the Seller set forth in Section 9 of this Agreement. It is acknowledged and agreed that such covenants and indemnities may be enforced by or on behalf of any such person or entity against the Seller to the same extent as if it was a party hereto.

SECTION 13. Representations, Warranties and Agreements to Survive Delivery.

     All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or its designee.

SECTION 14. Severability of Provisions.

     Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

SECTION 15. Counterparts.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

SECTION 16. GOVERNING LAW.

     THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES EXCEPT THAT THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

SECTION 17. Further Assurances.

     The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

SECTION 18. Successors and Assigns.

     The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser, and their permitted successors and assigns, and the indemnified parties referred to in Section 9.

SECTION 19. Amendments.

     No term or provision of this Agreement may be amended, waived, modified or in any way altered, unless such amendment, waiver, modification or alteration is in writing and signed by a duly authorized officer of the party against whom such amendment, waiver, modification or alteration is sought to be enforced. In addition, this Agreement may not be changed in any manner which would have a material adverse effect on any third party beneficiary under Section 12 hereof without the prior consent of that person.

     IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                   GMAC COMMERCIAL MORTGAGE CORPORATION



                                   By: /s/ David Lazarus
                                       ----------------------------------------
                                   Name:   David Lazarus
                                   Title:  Vice President


                                   GMAC COMMERCIAL MORTGAGE SECURITIES, INC.



                                   By: /s/ David Lazarus
                                       ----------------------------------------
                                   Name:   David Lazarus
                                   Title:  Vice President

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                                                                                                                          Remaining
                                                                            Servicing                                      Term to
  Loan                                                          Mortgage       Fee       Original       Cut-off Date      Maturity
 Number                     Property Name                       Rate (%)    Rate (%)    Balance ($)      Balance ($)        (Mos.)
====================================================================================================================================
GMAC4240     AMD Corporate Headquarters                           7.780      0.1263      68,250,000       68,211,566         119
GMAC1950     Meringoff & Shidler NY Portfolio                     6.950      0.0638      62,950,000       62,804,289         117
GMAC1950-A   12 West 21st Street Office Building                    -           -            -                -               -
GMAC1950-B   12-16 West 27th Street Office Building                 -           -            -                -               -
GMAC1950-C   West 26th Street Office Building                       -           -            -                -               -
GMAC1950-D   400 Eighth Avenue Office Building                      -           -            -                -               -
------------------------------------------------------------------------------------------------------------------------------------
GMAC1950-E   401 Park Avenue South Office Building                  -           -            -                -               -
GMAC1950-F   462-68 Broadway Office Building                        -           -            -                -               -
GMAC1950-G   681 Lexington Office Building                          -           -            -                -               -
GMAC1950-H   686 Lexington Office Building                          -           -            -                -               -
GMAC1950-I   88 University Place Office Building                    -           -            -                -               -
GMAC4690     Hudson Valley Mall                                   7.680      0.1263      58,600,000       58,566,075         119
------------------------------------------------------------------------------------------------------------------------------------
GMAC4420     The Mills Building & 333 Pine Street                 7.700      0.1263      36,000,000       36,000,000         119
GMAC1060     211 W. Fort Street                                   6.970      0.1263      32,000,000       31,874,231         175
GMAC2940     Uniprop Manufactured Housing Comm. Income Fund II    6.370      0.0413      25,710,000       25,595,401         121
GMAC2940-A   West Valley                                            -           -            -                -               -
GMAC2940-B   El Adobe                                               -           -            -                -               -
GMAC2940-C   Camelot Manor                                          -           -            -                -               -
------------------------------------------------------------------------------------------------------------------------------------
GMAC2940-D   Stonegate                                              -           -            -                -               -
GMAC2940-E   Ardmor Village                                         -           -            -                -               -
GMAC2940-F   Dutch Hills                                            -           -            -                -               -
GMAC2070     Monterra & Chandler's Reach Apartments               5.620      0.1263      25,500,000       25,500,000         116
GMAC2070-A   Monterra Apartments                                    -           -            -                -               -
------------------------------------------------------------------------------------------------------------------------------------
GMAC2070-B   Chandler's Reach Apartments                            -           -            -                -               -
GMAC1710     Cendant Corp.                                        7.890      0.1263      24,000,000       23,916,577         127
GMAC4300     Camden at Palmer Ranch                               7.350      0.1263      22,500,000       22,452,347         117
GMAC4560     Villas at Rancho Del Norte                           7.350      0.1263      21,750,000       21,736,236         119
GMAC3020     Victoria Woods Apartments                            6.300      0.1263      20,400,000       20,328,537         116
------------------------------------------------------------------------------------------------------------------------------------
GMAC4570     Balmoral Village Apartments                          7.350      0.1263      18,500,000       18,488,292         119
GMAC4140     Schoettler Village Apartments                        7.250      0.1263      18,500,000       18,475,855         118
GMAC2650     Skyview Living Centers                               7.210      0.1263      17,953,000       17,788,077         115
GMAC2650-A   Skyview Living Center of Stamford                      -           -            -                -               -
GMAC2650-B   Skyview Living Center of Lewisville                    -           -            -                -               -
------------------------------------------------------------------------------------------------------------------------------------
GMAC2650-C   Skyview Living Center of Denton                        -           -            -                -               -
GMAC2650-D   Skyview Living Center of Waco                          -           -            -                -               -
GMAC1470     Delta Pointe Apartments                              6.200      0.1263      17,520,000       17,520,000         116
GMAC3310     Round Hill Square Shopping Center                    6.800      0.1263      17,350,000       17,337,349         119
GMAC1160     AmeriPark Assisted Living Facilities                 7.110      0.1263      16,920,000       16,801,616         114
------------------------------------------------------------------------------------------------------------------------------------
GMAC1160-A   Sequoia Village                                        -           -            -                -               -
GMAC1160-B   The Village                                            -           -            -                -               -
GMAC1160-C   Twin Cities Village                                    -           -            -                -               -


                                                                                                                 Credit   Servicing
  Loan          Maturity    Due      Monthly             Amortization                                            Tenant      Fee
 Number          or ARD    Date    Payment ($)               Type                    Prepayment Provisions       Lease     Rate (%)
====================================================================================================================================
GMAC4240         1/10/09    10       495,671                Balloon               Lock/25_Defeasance/92_0%/3                0.1263
GMAC1950        11/10/08    10       420,944                Balloon               Lock/27_Defeasance/87_0%/6                0.0638
GMAC1950-A          -        -          -                      -                               -                              -
GMAC1950-B          -        -          -                      -                               -                              -
GMAC1950-C          -        -          -                      -                               -                              -
GMAC1950-D          -        -          -                      -                               -                              -
------------------------------------------------------------------------------------------------------------------------------------
GMAC1950-E          -        -          -                      -                               -                              -
GMAC1950-F          -        -          -                      -                               -                              -
GMAC1950-G          -        -          -                      -                               -                              -
GMAC1950-H          -        -          -                      -                               -                              -
GMAC1950-I          -        -          -                      -                               -                              -
GMAC4690         1/10/09    10       421,467                Balloon               Lock/25_Defeasance/92_0%/3                0.1263
------------------------------------------------------------------------------------------------------------------------------------
GMAC4420         1/10/09    10       256,666    Interest Only, Then Amortizing    Lock/25_Defeasance/92_0%/3                0.1263
GMAC1060         9/10/13    10       214,425                Balloon               Lock/29_Defeasance/145_0%/6               0.1263
GMAC2940         3/10/09    10       161,868            Hyperamortizing           Lock/29_Defeasance/88_0%/9                0.0413
GMAC2940-A          -        -          -                      -                               -                              -
GMAC2940-B          -        -          -                      -                               -                              -
GMAC2940-C          -        -          -                      -                               -                              -
------------------------------------------------------------------------------------------------------------------------------------
GMAC2940-D          -        -          -                      -                               -                              -
GMAC2940-E          -        -          -                      -                               -                              -
GMAC2940-F          -        -          -                      -                               -                              -
GMAC2070        10/10/08    10       148,025    Interest Only, Then Amortizing       Lock/28_Defeasance/92                  0.1263
GMAC2070-A          -        -          -                      -                               -                              -
------------------------------------------------------------------------------------------------------------------------------------
GMAC2070-B          -        -          -                      -                               -                              -
GMAC1710         9/10/09    10       174,267                Balloon               > of YM or 1% UPB/126_0%/6                0.1263
GMAC4300         11/5/08     5       156,649                Balloon               Lock/28_Defeasance/86_0%/6                0.1263
GMAC4560         1/10/09    10       151,424                Balloon                  Lock/25_Defeasance/95                  0.1263
GMAC3020        10/10/08    10       127,497                Balloon               Lock/28_Defeasance/86_0%/6                0.1263
------------------------------------------------------------------------------------------------------------------------------------
GMAC4570         1/5/09      5       128,797                Balloon               Lock/26_Defeasance/91_0%/3                0.1263
GMAC4140        12/10/08    10       127,531                Balloon               Lock/26_Defeasance/91_0%/3                0.1263
GMAC2650         9/1/08      1       142,596                Balloon               Lock/30_Defeasance/84_0%/6                0.1263
GMAC2650-A          -        -          -                      -                               -                              -
GMAC2650-B          -        -          -                      -                               -                              -
------------------------------------------------------------------------------------------------------------------------------------
GMAC2650-C          -        -          -                      -                               -                              -
GMAC2650-D          -        -          -                      -                               -                              -
GMAC1470        10/10/08    10       108,325    Interest Only, Then Amortizing       Lock/28_Defeasance/92                  0.1263
GMAC3310         1/10/09    10       114,245                Balloon                  Lock/25_Defeasance/95                  0.1263
GMAC1160         8/1/08      1       121,909                Balloon               Lock/31_Defeasance/83_0%/6                0.1263
------------------------------------------------------------------------------------------------------------------------------------
GMAC1160-A          -        -          -                      -                               -                              -
GMAC1160-B          -        -          -                      -                               -                              -
GMAC1160-C          -        -          -                      -                               -                              -

                                                                                                                          Remaining
                                                                            Servicing                                      Term to
  Loan                                                          Mortgage       Fee       Original       Cut-off Date      Maturity
 Number                     Property Name                       Rate (%)    Rate (%)    Balance ($)      Balance ($)        (Mos.)
====================================================================================================================================
GMAC3730     All Space Self Storage                               7.490      0.1263      16,000,000       15,990,246         179
GMAC3730-A   All Space - Costa Mesa                                 -           -            -                -               -
------------------------------------------------------------------------------------------------------------------------------------
GMAC3730-B   All Space - San Marcos                                 -           -            -                -               -
GMAC3730-C   All Space - Garden Grove                               -           -            -                -               -
GMAC3730-D   All Space - Huntington Beach                           -           -            -                -               -
GMAC2500     Robertson Center                                     6.250      0.0613      16,000,000       15,956,938         117
GMAC4160     Hathaway Court Apartments                            7.410      0.1263      15,440,000       15,430,383         119
------------------------------------------------------------------------------------------------------------------------------------
GMAC2080     One Montgomery Plaza                                 7.490      0.1263      14,800,000       14,781,872         142
GMAC3980     Windward Concourse                                   6.875      0.1263      13,500,000       13,490,340         119
GMAC4580     Westchester Shopping Center                          7.170      0.1263      13,500,000       13,439,862          78
GMAC3180     Arbor Trail Apartments                               6.510      0.1263      12,400,000       12,400,000         116
GMAC2380     Promenade at Red Cliff                               6.500      0.1263      11,000,000       10,952,273         115
------------------------------------------------------------------------------------------------------------------------------------
GMAC2470     The River Inn                                        7.000      0.1263      10,100,000       10,064,340         141
GMAC1690     Heritage Place Office Tower                          7.250      0.1263      10,000,000       9,974,333          118
GMAC1360     Colonial Trace & Summerfield Apartments              7.000      0.1263      10,000,000       9,960,947          115
GMAC1360-A   Colonial Trace Apartments                              -           -            -                -               -
GMAC1360-B   Summerfield Apartments                                 -           -            -                -               -
------------------------------------------------------------------------------------------------------------------------------------
GMAC3490     Courtyard by Marriott - Irving                       7.000      0.1263      9,950,000        9,914,870          117
GMAC1600     Foxfire I & II Apartments                            6.750      0.1263      9,480,000        9,457,042          117
GMAC1600-A   Foxfire I & II Apartments                              -           -            -                -               -
GMAC1600-B   Spanish Walk Apartments                                -           -            -                -               -
GMAC3700     3780-3858 Nostrand Avenue                            7.650      0.1263      9,000,000        8,994,747          119
------------------------------------------------------------------------------------------------------------------------------------
GMAC1350     Colchester Facility                                  6.875      0.1263      9,000,000        8,972,241          116
GMAC2450     The Gardens of Richardson                            7.110      0.1263      8,800,000        8,748,282          115
GMAC4480     Pontiac Place                                        7.250      0.1263      8,700,000        8,661,924          114
GMAC2530     Roseville-Sutter Medical Office Building             7.200      0.1263      8,600,000        8,572,652          140
GMAC2720     Staples & Linens 'N Things                           6.750      0.1263      8,100,000        8,087,993          190
------------------------------------------------------------------------------------------------------------------------------------
GMAC1170     Applewood on the Green Apartments                    6.550      0.1263      8,000,000        7,973,469          116
GMAC2880     Union Foods Industrial Building                      6.880      0.1263      7,800,000        7,768,752          115
GMAC1100     401-415 Santa Monica Boulevard                       6.430      0.1263      7,550,000        7,523,975          116
GMAC2090     Mountain View Corp. Center                           7.030      0.1263      7,500,000        7,500,000          115
GMAC3810     Coronado Plaza                                       6.900      0.1263      7,500,000        7,494,667          119
------------------------------------------------------------------------------------------------------------------------------------
GMAC3340     Willowbend Apartments                                6.670      0.1263      7,425,000        7,413,774          118
GMAC2930     Vista Del Sol - Uniprop NCII                         6.260      0.0413      7,400,000        7,373,851          122
GMAC4070     Alpine Lake Apartments                               7.150      0.1263      7,200,000        7,195,198          119
GMAC4190     Valley River Court Apartments                        7.260      0.1263      7,025,000        7,020,447          119
GMAC3150     1347 Partnership                                     6.680      0.1263      7,000,000        6,989,442          118
------------------------------------------------------------------------------------------------------------------------------------
GMAC4030     U.S. Justice Building                                7.250      0.1263      6,750,000        6,745,614          119
GMAC2920     Valley View - Uniprop NCII                           6.060      0.0413      6,750,000        6,725,097          122
GMAC1530     Hacienda Care II/III, LLC                            7.330      0.1263      6,645,000        6,615,820          116
GMAC1530-A   Ennis Care Center                                      -           -            -                -               -
GMAC1530-B   Community Care Center                                  -           -            -                -               -
------------------------------------------------------------------------------------------------------------------------------------
GMAC4310     Park Palace Apartments                               7.350      0.1263      6,550,000        6,541,673          118
GMAC1050     1801 South Clinton Street                            6.375      0.1263      6,525,000        6,499,387          117
GMAC1850     Leisure Village Assisted Living                      7.570      0.1263      6,320,000        6,299,793          117


                                                                                                                 Credit   Servicing
  Loan          Maturity    Due      Monthly             Amortization                                            Tenant      Fee
 Number          or ARD    Date    Payment ($)               Type                    Prepayment Provisions       Lease     Rate (%)
====================================================================================================================================
GMAC3730         1/10/14    10       112,950                Balloon                 Lock/25_Defeasance/155                  0.1263
GMAC3730-A          -        -          -                      -                               -                              -
------------------------------------------------------------------------------------------------------------------------------------
GMAC3730-B          -        -          -                      -                               -                              -
GMAC3730-C          -        -          -                      -                               -                              -
GMAC3730-D          -        -          -                      -                               -                              -
GMAC2500        11/10/08    10       99,457                 Balloon                  Lock/27_Defeasance/93                  0.0613
GMAC4160         1/10/09    10       108,137                Balloon               Lock/25_Defeasance/92_0%/3                0.1263
------------------------------------------------------------------------------------------------------------------------------------
GMAC2080        12/10/10    10       104,491                Balloon               Lock/26_Defeasance/112_0%/6               0.1263
GMAC3980         1/10/09    10       89,582                 Balloon               Lock/25_Defeasance/89_0%/6                0.1263
GMAC4580         8/10/05    10       92,323                 Balloon               Lock/30_Defeasance/48_0%/6                0.1263
GMAC3180        10/10/08    10       79,229     Interest Only, Then Amortizing    Lock/28_Defeasance/86_0%/6                0.1263
GMAC2380         9/10/08    10       70,210                 Balloon               Lock/29_Defeasance/85_0%/6                0.1263
------------------------------------------------------------------------------------------------------------------------------------
GMAC2470         11/1/10     1       72,037             Hyperamortizing           Lock/48_Defeasance/95_0%/1                0.1263
GMAC1690        12/10/08    10       75,224                 Balloon               Lock/26_Defeasance/88_0%/6                0.1263
GMAC1360         9/1/08      1       67,213                 Balloon               Lock/30_Defeasance/84_0%/6                0.1263
GMAC1360-A          -        -          -                      -                               -                              -
GMAC1360-B          -        -          -                      -                               -                              -
------------------------------------------------------------------------------------------------------------------------------------
GMAC3490         11/1/08     1       70,967             Hyperamortizing           Lock/48_Defeasance/71_0%/1                0.1263
GMAC1600        11/10/08    10       62,115                 Balloon                  Lock/27_Defeasance/93                  0.1263
GMAC1600-A          -        -          -                      -                               -                              -
GMAC1600-B          -        -          -                      -                               -                              -
GMAC3700         1/10/09    10       64,541                 Balloon                  Lock/25_Defeasance/95                  0.1263
------------------------------------------------------------------------------------------------------------------------------------
GMAC1350         10/1/08     1       59,729                 Balloon               Lock/29_Defeasance/85_0%/6                0.1263
GMAC2450         9/1/08      1       63,397                 Balloon               Lock/30_Defeasance/84_0%/6                0.1263
GMAC4480         8/1/08      1       59,977                 Balloon               Lock/31_Defeasance/83_0%/6                0.1263
GMAC2530        10/10/10    10       58,376                 Balloon               Lock/28_Defeasance/110_0%/6               0.1263
GMAC2720        12/10/14    10       53,067                 Balloon               Lock/26_Defeasance/163_0%/3               0.1263
------------------------------------------------------------------------------------------------------------------------------------
GMAC1170        10/10/08    10       51,334                 Balloon               Lock/28_Defeasance/86_0%/6                0.1263
GMAC2880         9/10/08    10       51,787                 Balloon               Lock/29_Defeasance/85_0%/6                0.1263
GMAC1100        10/10/08    10       47,917                 Balloon               Lock/28_Defeasance/86_0%/6                0.1263
GMAC2090         9/10/08    10       50,559     Interest Only, Then Amortizing    Lock/29_Defeasance/85_0%/6                0.1263
GMAC3810         1/10/09    10       49,895                 Balloon                  Lock/25_Defeasance/95                  0.1263
------------------------------------------------------------------------------------------------------------------------------------
GMAC3340        12/10/08    10       48,243                 Balloon                  Lock/26_Defeasance/94                  0.1263
GMAC2930         4/10/09    10       46,053             Hyperamortizing           Lock/28_Defeasance/89_0%/9                0.0413
GMAC4070         1/10/09    10       49,132                 Balloon               Lock/25_Defeasance/89_0%/6                0.1263
GMAC4190         1/10/09    10       48,471                 Balloon               Lock/25_Defeasance/92_0%/3                0.1263
GMAC3150        12/10/08    10       45,529                 Balloon               Lock/26_Defeasance/91_0%/3                0.1263
------------------------------------------------------------------------------------------------------------------------------------
GMAC4030         1/10/09    10       46,526                 Balloon               Lock/25_Defeasance/89_0%/6                0.1263
GMAC2920         4/10/09    10       41,117             Hyperamortizing           Lock/28_Defeasance/89_0%/9                0.0413
GMAC1530         10/1/08     1       48,830                 Balloon                Lock/29_Defeasance/85_0%6                0.1263
GMAC1530-A          -        -          -                      -                               -                              -
GMAC1530-B          -        -          -                      -                               -                              -
------------------------------------------------------------------------------------------------------------------------------------
GMAC4310         12/5/08     5       45,606                 Balloon               Lock/27_Defeasance/87_0%/6                0.1263
GMAC1050        11/10/08    10       43,923                 Balloon                  Lock/27_Defeasance/93                  0.1263
GMAC1850         11/1/08     1       47,444                 Balloon               Lock/28_Defeasance/86_0%/6                0.1263

                                                                                                                          Remaining
                                                                            Servicing                                      Term to
  Loan                                                          Mortgage       Fee       Original       Cut-off Date      Maturity
 Number                     Property Name                       Rate (%)    Rate (%)    Balance ($)      Balance ($)        (Mos.)
====================================================================================================================================
GMAC2600     Sherwood Apartments                                  6.450      0.1263      6,160,000        6,139,117          116
GMAC4680     Hampton Inn - Solon                                  8.188      0.1263      6,100,000        6,094,686          119
------------------------------------------------------------------------------------------------------------------------------------
GMAC2660     Somerset Business Park                               6.230      0.1263      6,000,000        5,983,783          117
GMAC3100     Westridge Shopping Center                            6.470      0.1263      6,000,000        5,976,820          117
GMAC1410     Congress Care Center                                 6.540      0.1263      6,000,000        5,967,889           36
GMAC1260     Brittany Acres Apartments                            6.260      0.1263      6,000,000        5,859,905           79
------------------------------------------------------------------------------------------------------------------------------------
GMAC1400     Comp USA - Barnes & Noble                            6.860      0.1263      5,850,000        5,826,465          115
GMAC2870     Twelve Oaks Townhomes                                6.640      0.1263      5,800,000        5,771,008          114
GMAC3300     Platinum Properties                                  5.875      0.1263      5,600,000        5,589,769          118
GMAC3300-A   Colonial House Apartments                              -           -            -                -               -
GMAC3300-B   Cody Apartments                                        -           -            -                -               -
------------------------------------------------------------------------------------------------------------------------------------
GMAC3300-C   Midvale Manor Apartments                               -           -            -                -               -
GMAC3300-D   Oak Terrace Apartments                                 -           -            -                -               -
GMAC3300-E   Pebble Creek Apartments                                -           -            -                -               -
GMAC4340     Greenbryre Apartments                                7.350      0.1263      5,500,000        5,493,008          118
GMAC2590     Scott Villa Apartments                               6.000      0.1263      5,500,000        5,490,238          118
------------------------------------------------------------------------------------------------------------------------------------
GMAC4170     Kendall Corporate Center                             7.500      0.1263      5,450,000        5,446,686          119
GMAC1640     Gwinnett Place Business Park                         6.210      0.1263      5,440,000        5,425,235          117
GMAC1110     Madison House Apartments                             7.000      0.1263      5,400,000        5,377,609          115
GMAC1280     Bryn Mawr Square                                     6.350      0.1263      5,325,000        5,310,969          237
GMAC3850     Cypress Corporate Center                             7.250      0.1263      5,250,000        5,246,589          119
------------------------------------------------------------------------------------------------------------------------------------
GMAC3210     K-Mart                                               6.970      0.1263      4,975,000        4,961,608          223
GMAC2170     NEI Portfolio I- Yorba Linda Center                  7.110      0.1263      4,950,000        4,927,656          114
GMAC1450     Cowan Moving and Storage                             6.380      0.1263      4,900,000        4,874,589          116
GMAC1450-A   Cowan Moving and Storage                               -           -            -                -               -
------------------------------------------------------------------------------------------------------------------------------------
GMAC1450-B   Cowan Moving and Storage                               -           -            -                -               -
GMAC1450-C   Cowan Moving and Storage                               -           -            -                -               -
GMAC1450-D   Cowan Moving and Storage                               -           -            -                -               -
GMAC4350     Seasons Chase Apartments                             7.350      0.1263      4,800,000        4,793,898          118
GMAC2440     Retirement and Nursing Center - Austin, Ltd.         7.770      0.1263      4,700,000        4,670,676          114
------------------------------------------------------------------------------------------------------------------------------------
GMAC1740     INS Building                                         6.600      0.1263      4,700,000        4,623,727          175
GMAC3640     Webster Building                                     7.250      0.1263      4,650,000        4,589,669          117
GMAC1860     Linden West and East Apartments                      6.830      0.1263      4,560,000        4,545,792          116
GMAC4020     Sherwood Forest Apartments                           7.000      0.1263      4,500,000        4,493,736          118
GMAC3410     Apria Healthcare Building                            7.000      0.1263      4,400,000        4,396,950          119
------------------------------------------------------------------------------------------------------------------------------------
GMAC3190     Foxboro & Ashworth Pointe Apartments                 7.000      0.1263      4,400,000        4,393,875          178
GMAC2830     The Trade Center                                     7.200      0.1263      4,340,000        4,337,143          119
GMAC3200     Candlewood Apartments                                6.160      0.1263      4,343,000        4,331,088          117
GMAC4330     Pelham Ridge Apartments                              7.350      0.1263      4,300,000        4,294,533          118
GMAC3110     Willshire Cove Apartments                            6.140      0.1263      4,300,000        4,288,156          117
------------------------------------------------------------------------------------------------------------------------------------
GMAC1480     Desert Wind Apartments                               6.020      0.1263      4,300,000        4,283,999          116
GMAC2370     Promenade at Beach Boulevard                         7.125      0.1263      4,300,000        4,283,650          115
GMAC2990     Sunshine Village                                     6.370      0.0413      4,290,000        4,270,878          121
GMAC3560     Kew Gardens Apartments                               6.750      0.1263      4,250,000        4,246,862          119
GMAC3030     Village on the Green Apartments                      6.220      0.1263      4,240,000        4,224,887          116
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                                 Credit   Servicing
  Loan          Maturity    Due      Monthly             Amortization                                            Tenant      Fee
 Number          or ARD    Date    Payment ($)               Type                    Prepayment Provisions       Lease     Rate (%)
====================================================================================================================================
GMAC2600        10/10/08    10       39,115                 Balloon               Lock/29_Defeasance/85_0%/6                0.1263
GMAC4680         1/1/09      1       48,321             Hyperamortizing           Lock/48_Defeasance/71_0%/1                0.1263
------------------------------------------------------------------------------------------------------------------------------------
GMAC2660        11/10/08    10       37,217                 Balloon               Lock/27_Defeasance/87_0%/6                0.1263
GMAC3100        11/10/08    10       40,751                 Balloon               Lock/27_Defeasance/90_0%/3                0.1263
GMAC1410         1/31/02     1       40,663                 Balloon                      Lock/34_0%/6                       0.1263
GMAC1260         9/10/05    10       59,644                 Balloon               Lock/28_Defeasance/50_0%/6                0.1263
------------------------------------------------------------------------------------------------------------------------------------
GMAC1400         9/10/08    10       38,761             Hyperamortizing               >YM or 1%/114_0%/6                    0.1263
GMAC2870         8/1/08      1       37,570                 Balloon               Lock/31_Defeasance/83_0%/6                0.1263
GMAC3300        12/10/08    10       33,433                 Balloon                  Lock/26_Defeasance/94                  0.1263
GMAC3300-A          -        -          -                      -                               -                              -
GMAC3300-B          -        -          -                      -                               -                              -
------------------------------------------------------------------------------------------------------------------------------------
GMAC3300-C          -        -          -                      -                               -                              -
GMAC3300-D          -        -          -                      -                               -                              -
GMAC3300-E          -        -          -                      -                               -                              -
GMAC4340         12/5/08     5       38,295                 Balloon               Lock/27_Defeasance/87_0%/6                0.1263
GMAC2590        12/10/08    10       33,285                 Balloon                Lock/26_Defeasance/91_%/3                0.1263
------------------------------------------------------------------------------------------------------------------------------------
GMAC4170         1/10/09    10       38,511                 Balloon               Lock/25_Defeasance/89_0%/6                0.1263
GMAC1640        11/10/08    10       33,671                 Balloon               Lock/27_Defeasance/87_0%/6                0.1263
GMAC1110         9/10/08    10       35,926                 Balloon               Lock/29_Defeasance/85_0%/6                0.1263
GMAC1280        11/10/18    10       33,454                 Balloon               Lock/27_Defeasance/207_0%/6               0.1263
GMAC3850         1/10/09    10       36,187                 Balloon               Lock/25_Defeasance/89_0%/6                0.1263
------------------------------------------------------------------------------------------------------------------------------------
GMAC3210         8/31/17    10       36,536                 Balloon                 Lock/26_Defeasance/199        Yes       0.1263
GMAC2170         8/1/08      1       33,647                 Balloon               (>YM or 1%)+(25%)/114_0%/6                0.1263
GMAC1450        10/10/08    10       33,003                 Balloon               Lock/28_Defeasance/86_0%/6                0.1263
GMAC1450-A          -        -          -                      -                               -                              -
------------------------------------------------------------------------------------------------------------------------------------
GMAC1450-B          -        -          -                      -                               -                              -
GMAC1450-C          -        -          -                      -                               -                              -
GMAC1450-D          -        -          -                      -                               -                              -
GMAC4350         12/5/08     5       33,422                 Balloon               Lock/27_Defeasance/87_0%/6                0.1263
GMAC2440         8/1/08      1       35,915                 Balloon               Lock/31_Defeasance/83_0%/6                0.1263
------------------------------------------------------------------------------------------------------------------------------------
GMAC1740         9/10/13    10       41,448            Fully Amortizing           Lock/29_Defeasance/145_0%/6     Yes       0.1263
GMAC3640        11/10/08    10       48,702            Fully Amortizing           Lock/27_Defeasance/87_0%/6                0.1263
GMAC1860        10/10/08    10       30,123                 Balloon                  Lock/28_Defeasance/92                  0.1263
GMAC4020        12/10/08    10       30,248                 Balloon                  Lock/26_Defeasance/94                  0.1263
GMAC3410         1/10/09    10       29,572                 Balloon               Lock/25_Defeasance/92_0%/3                0.1263
------------------------------------------------------------------------------------------------------------------------------------
GMAC3190        12/10/13    10       29,575                 Balloon               Lock/26_Defeasance/151_0%3                0.1263
GMAC2830         1/10/09    10       29,765                 Balloon               Lock/25_Defeasance/89_0%/6                0.1263
GMAC3200        11/10/08    10       26,738                 Balloon                  Lock/27_Defeasance/93                  0.1263
GMAC4330         12/5/08     5       29,940                 Balloon               Lock/27_Defeasance/87_0%/6                0.1263
GMAC3110        11/10/08    10       26,417                 Balloon                  Lock/27_Defeasance/93                  0.1263
------------------------------------------------------------------------------------------------------------------------------------
GMAC1480        10/10/08    10       26,080                 Balloon               Lock/28_Defeasance/86_0%/6                0.1263
GMAC2370         9/1/08      1       29,270                 Balloon                   >YM or 1%/114_0%/6                    0.1263
GMAC2990         3/10/09    10       27,010             Hyperamortizing           Lock/29_Defeasance/88_0%/9                0.0413
GMAC3560         1/10/09    10       27,841                 Balloon               Lock/25_Defeasance/92_0%/3                0.1263
GMAC3030        10/10/08    10       26,275                 Balloon                  Lock/28_Defeasance/92                  0.1263
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                          Remaining
                                                                            Servicing                                      Term to
  Loan                                                          Mortgage       Fee       Original       Cut-off Date      Maturity
 Number                     Property Name                       Rate (%)    Rate (%)    Balance ($)      Balance ($)        (Mos.)
====================================================================================================================================
GMAC2550     Sandy Safeway Center                                 6.880      0.1263      4,225,000        4,208,074          175
GMAC3060     Vista Court Apartments                               6.030      0.1263      4,080,000        4,063,040          177
GMAC1590     Forest Ridge & Vistas Apartments                     7.875      0.1263      4,000,000        3,988,927          179
GMAC2800     Super 8 Motel                                        7.250      0.1263      4,000,000        3,986,474          117
------------------------------------------------------------------------------------------------------------------------------------
GMAC3140     110-114 Delancey Street                              6.920      0.1263      4,000,000        3,979,450          129
GMAC2230     Orangeburg Nursing Home                              7.500      0.1263      3,900,000        3,878,545          115
GMAC1730     Hycor Biomedical - Control Income Properties I       6.770      0.1263      3,800,000        3,784,419          115
GMAC1020     149-155 Weldon Parkway Office/Warehouse Buildings    6.500      0.1263      3,775,000        3,760,489          117
GMAC4280     Highland Industrial Building                         7.360      0.1263      3,750,000        3,747,633          119
------------------------------------------------------------------------------------------------------------------------------------
GMAC1190     Barnes & Noble Bookstore                             6.010      0.1263      3,750,000        3,739,386          177
GMAC2610     Sherwood Village Apartments                          6.240      0.1263      3,750,000        3,726,918          237
GMAC3440     Camino de la Reina Offices                           6.950      0.1263      3,700,000        3,685,420          179
GMAC4080     Bonaventure & La Residencia Apartments               7.250      0.1263      3,600,000        3,595,302          118
GMAC2910     Swan Meadow Village - Uniprop NCII                   6.060      0.0413      3,600,000        3,586,718          122
------------------------------------------------------------------------------------------------------------------------------------
GMAC3940     KMart/Winn Dixie Shopping Center                     7.000      0.1263      3,600,000        3,572,621          154
GMAC2651     Skyview Living Center of SA                          6.780      0.1263      3,547,000        3,519,957          115
GMAC3760     Avery Center                                         7.260      0.1263      3,500,000        3,495,444          118
GMAC1780     Koll Limited Edition                                 7.600      0.1263      3,500,000        3,494,260          239
GMAC2510     The Roosevelt                                        7.150      0.1263      3,500,000        3,485,908          115
------------------------------------------------------------------------------------------------------------------------------------
GMAC1380     Comfort Suites - Highlands Ranch                     6.375      0.1263      3,500,000        3,478,821          237
GMAC2190     North River Business Center                          7.080      0.1263      3,400,000        3,379,917          115
GMAC1420     Copper Croft Apartments                              6.770      0.1263      3,300,000        3,286,469          115
GMAC4200     Victorian Square Apartments                          7.250      0.1263      3,250,000        3,247,888          119
GMAC1910     Mandarin Emporium Shopping Center                    7.250      0.1263      3,200,000        3,193,238          118
------------------------------------------------------------------------------------------------------------------------------------
GMAC3320     Whisperwood Apartments                               6.940      0.1263      3,200,000        3,190,274          116
GMAC1070     222 New Road                                         6.380      0.1263      3,200,000        3,188,984          116
GMAC1790     La Posada Del Rey Apartments                         6.370      0.1263      3,200,000        3,188,038          116
GMAC2300     Peachtree Executive Office Park                      6.210      0.1263      3,187,500        3,178,849          117
GMAC2560     Sanford Home for Adults                              8.010      0.1263      3,200,000        3,166,896          174
------------------------------------------------------------------------------------------------------------------------------------
GMAC3010     Valleyfield Apartments                               5.750      0.1263      3,100,000        3,067,750          177
GMAC3710     5801 14th Avenue & 273 Avenue P                      7.240      0.1263      3,000,000        2,996,074          118
GMAC3710-A   273 Avenue P Apartments                                -           -            -                -               -
GMAC3710-B   Pershing Arms Apartments                               -           -            -                -               -
------------------------------------------------------------------------------------------------------------------------------------
GMAC3170     41-43 39th Place Apartments                          6.730      0.1263      3,000,000        2,992,714          117
GMAC2840     Town Hall Shoppes                                    6.375      0.1263      3,000,000        2,992,137          117
GMAC1340     Claremont Corporate Center II                        6.530      0.1263      3,000,000        2,991,867          117
GMAC2640     Simms Building                                       6.090      0.1263      3,000,000        2,989,003          116
GMAC2820     Terra Villa Apartments                               6.990      0.1263      3,000,000        2,988,259          115
------------------------------------------------------------------------------------------------------------------------------------
GMAC2460     Rite Aid - Fremont                                   7.000      0.1263      2,960,000        2,953,437          238
GMAC2580     Schwartz Portfolio                                   7.200      0.1263      2,950,000        2,922,866          235
GMAC2580-A   Bell Towers                                            -           -            -                -               -
GMAC2580-B   Christopher Center                                     -           -            -                -               -
GMAC2580-C   Mantra Center                                          -           -            -                -               -
------------------------------------------------------------------------------------------------------------------------------------
GMAC2580-D   Coventry Square                                        -           -            -                -               -
GMAC3670     Casa Real Apartments                                 7.000      0.1263      2,920,000        2,915,935          118


                                                                                                                 Credit   Servicing
  Loan          Maturity    Due      Monthly             Amortization                                            Tenant      Fee
 Number          or ARD    Date    Payment ($)               Type                    Prepayment Provisions       Lease     Rate (%)
====================================================================================================================================
GMAC2550         9/10/13    10       28,051                 Balloon               Lock/29_Defeasance/145_0%/6               0.1263
GMAC3060        11/10/13    10       26,580                 Balloon                 Lock/27_Defeasance/153                  0.1263
GMAC1590         1/10/14    10       38,198            Fully Amortizing           Lock/25_Defeasance/152_0%/3               0.1263
GMAC2800         11/1/08     1       29,183             Hyperamortizing           Lock/48_Defeasance/71_0%/1                0.1263
------------------------------------------------------------------------------------------------------------------------------------
GMAC3140        11/10/09    10       30,387                 Balloon                 Lock/27_Defeasance/105                  0.1263
GMAC2230         9/1/08      1       29,097                 Balloon               Lock/30_Defeasance/84_0%/6                0.1263
GMAC1730         9/1/08      1       24,946                 Balloon               Lock/30_Defeasance/84_0%/6                0.1263
GMAC1020        11/10/08    10       25,711                 Balloon                  Lock/27_Defeasance/93                  0.1263
GMAC4280         1/10/09    10       26,134                 Balloon               Lock/25_Defeasance/89_0%/6                0.1263
------------------------------------------------------------------------------------------------------------------------------------
GMAC1190        11/10/13    10       22,717                 Balloon               Lock/27_Defeasance/147_0%/6               0.1263
GMAC2610        11/10/18    10       27,585            Fully Amortizing             Lock/27_Defeasance/213                  0.1263
GMAC3440         1/10/14    10       36,723            Fully Amortizing             Lock/25_Defeasance/155                  0.1263
GMAC4080        12/10/08    10       24,817                 Balloon               Lock/26_Defeasance/91_0%/3                0.1263
GMAC2910         4/10/09    10       21,929             Hyperamortizing           Lock/28_Defeasance/89_0%/9                0.0413
------------------------------------------------------------------------------------------------------------------------------------
GMAC3940        12/10/11    10       35,348            Fully Amortizing           Lock/26_Defeasance/124_0%/6               0.1263
GMAC2651         9/1/08      1       27,243                 Balloon               Lock/29_Defeasance/84_0%/6                0.1263
GMAC3760        12/10/08    10       24,152                 Balloon               Lock/26_Defeasance/88_0%/6                0.1263
GMAC1780         1/10/19    10       28,645            Fully Amortizing               Lock/25_Defeasance/35_0%/1            0.1263
GMAC2510         9/1/08      1       23,639                 Balloon               Lock/30_Defeasance/84_0%/6                0.1263
------------------------------------------------------------------------------------------------------------------------------------
GMAC1380         11/1/18     1       26,027            Fully Amortizing           Lock/36_Defeasance/203_0%/1               0.1263
GMAC2190         9/10/08    10       24,428                 Balloon               Lock/29_Defeasance/85_0%/6                0.1263
GMAC1420         9/1/08      1       21,663                 Balloon               Lock/30_Defeasance/84_0%/6                0.1263
GMAC4200         1/10/09    10       22,402                 Balloon                  Lock/25_Defeasance/95                  0.1263
GMAC1910        12/10/08    10       23,348                 Balloon               Lock/26_Defeasance/88_0%/6                0.1263
------------------------------------------------------------------------------------------------------------------------------------
GMAC3320        10/10/08    10       21,379                 Balloon                  Lock/28_Defeasance/92                  0.1263
GMAC1070        10/10/08    10       20,170                 Balloon                  Lock/28_Defeasance/92                  0.1263
GMAC1790         10/1/08     1       19,953                 Balloon               Lock/29_Defeasance/85_0%/6                0.1263
GMAC2300        11/10/08    10       19,729                 Balloon               Lock/27_Defeasance/87_0%/6                0.1263
GMAC2560         8/1/13      1       26,786                 Balloon               Lock/31_Defeasance/143_0%6                0.1263
------------------------------------------------------------------------------------------------------------------------------------
GMAC3010        11/10/13    10       25,880            Fully Amortizing             Lock/27_Defeasance/153                  0.1263
GMAC3710        12/10/08    10       20,660                 Balloon                  Lock/26_Defeasance/94                  0.1263
GMAC3710-A          -        -          -                      -                               -                              -
GMAC3710-B          -        -          -                      -                               -                              -
------------------------------------------------------------------------------------------------------------------------------------
GMAC3170        11/10/08    10       19,612                 Balloon               Lock/27_Defeasance/88_Lock/5              0.1263
GMAC2840        11/10/08    10       18,897                 Balloon                  Lock/27_Defeasance/93                  0.1263
GMAC1340        11/10/08    10       19,021                 Balloon               Lock/27_Defeasance/87_0%/6                0.1263
GMAC2640        10/10/08    10       18,333                 Balloon                  Lock/28_Defeasance/92                  0.1263
GMAC2820         9/1/08      1       20,143                 Balloon               Lock/30_Defeasance/84_0%/6                0.1263
------------------------------------------------------------------------------------------------------------------------------------
GMAC2460        12/10/18    10       21,114                 Balloon               Lock/26_Defeasance/208_0%/6     Yes       0.1263
GMAC2580         9/10/18    10       23,413            Fully Amortizing           Lock/29_Defeasance/205_0%/6               0.1263
GMAC2580-A          -        -          -                      -                               -                              -
GMAC2580-B          -        -          -                      -                               -                              -
GMAC2580-C          -        -          -                      -                               -                              -
------------------------------------------------------------------------------------------------------------------------------------
GMAC2580-D          -        -          -                      -                               -                              -
GMAC3670        12/10/08    10       19,627                 Balloon                  Lock/26_Defeasance/94                  0.1263

                                                                                                                          Remaining
                                                                            Servicing                                      Term to
  Loan                                                          Mortgage       Fee       Original       Cut-off Date      Maturity
 Number                     Property Name                       Rate (%)    Rate (%)    Balance ($)      Balance ($)        (Mos.)
====================================================================================================================================
GMAC2480     River Ten Apartments                                 6.970      0.1263      2,889,000        2,877,645          115
GMAC1580     Fernwood Apartments                                  6.740      0.1263      2,845,000        2,845,000          114
GMAC3950     Marina Lakes Office Building                         7.100      0.1263      2,850,000        2,843,618          117
------------------------------------------------------------------------------------------------------------------------------------
GMAC1130     778 Long Ridge Road Medical Office Building          6.280      0.1263      2,840,000        2,830,008          116
GMAC1180     Audubon Manor Apartments                             6.850      0.1263      2,800,000        2,790,463          116
GMAC1230     Sabal Ridge Shopping Center                          6.240      0.1263      2,800,000        2,790,063          176
GMAC2340     Perkins Center                                       6.470      0.1263      2,800,000        2,789,183          117
GMAC2900     River Walk - Uniprop NCII                            6.060      0.0413      2,775,000        2,764,762          122
------------------------------------------------------------------------------------------------------------------------------------
GMAC1540     Eustis Plaza                                         6.580      0.1263      2,700,000        2,692,243          118
GMAC1030     1516 Baylis Street                                   6.375      0.1263      2,650,000        2,639,598          117
GMAC2400     Rancho Mill Apartments                               6.600      0.1263      2,620,000        2,603,238          115
GMAC3590     Ridgewood Heights Apartments                         6.950      0.1263      2,560,000        2,556,391          118
GMAC1570     Fairfield Inn by Marriott                            6.500      0.1263      2,550,000        2,540,209          118
------------------------------------------------------------------------------------------------------------------------------------
GMAC2250     Pacific Care Center                                  7.490      0.1263      2,475,000        2,461,361          115
GMAC2790     Sugar Creek Apartments                               6.125      0.1263      2,400,000        2,391,268          116
GMAC1370     Comfort Inn - Stafford, VA                           7.000      0.1263      2,400,000        2,377,675          177
GMAC3500     San Souci Apartments & Esquire House Apartments      6.000      0.1263      2,300,000        2,293,476          117
GMAC3500-A   Esquire House Apartments                               -           -            -                -               -
------------------------------------------------------------------------------------------------------------------------------------
GMAC3500-B   San Souci Apartments                                   -           -            -                -               -
GMAC1460     Crystalaire Mobile Home Park                         6.740      0.1263      2,300,000        2,290,509          115
GMAC2280     Parkview Apartments                                  6.470      0.1263      2,300,000        2,281,748          116
GMAC2670     Spring Plaza Office Center                           7.250      0.1263      2,260,000        2,255,105          117
GMAC1510     Eastlake Apartments                                  6.120      0.1263      2,200,000        2,196,203          118
------------------------------------------------------------------------------------------------------------------------------------
GMAC2310     Peachtree Northeast Business Park                    6.210      0.1263      2,130,000        2,124,219          117
GMAC2210     Oakdale Manor Cooperative Apartments                 7.250      0.1263      2,100,000        2,098,636          119
GMAC2710     Staples Plaza                                        7.450      0.1263      2,100,000        2,095,657          173
GMAC1220     Bayshore Manor Office and Apartments                 5.940      0.1263      2,100,000        2,092,051          176
------------------------------------------------------------------------------------------------------------------------------------
GMAC2410     Redmond Retirement Manor                             7.560      0.1263      2,100,000        2,086,406          114
GMAC2890     Mill Run - Uniprop NCII                              6.060      0.0413      2,090,000        2,082,289          122
GMAC2680     Spruce Pointe Apartments                             6.030      0.1263      2,080,000        2,072,015          177
GMAC3570     Market Place Shopping Center                         6.240      0.1263      2,050,000        2,029,580          117
GMAC1700     Heritage Square Shopping Center                      6.875      0.1263      2,025,000        2,016,879          115
------------------------------------------------------------------------------------------------------------------------------------
GMAC4740     Eckerd's Clarksville                                 7.970      0.1263      2,006,513        2,000,323          235
GMAC1500     Drewbar Apartments                                   6.750      0.1263      2,000,000        1,997,035          118
GMAC1930     The Meadows Apartments                               6.750      0.1263      2,000,000        1,995,164          177
GMAC1720     Holly Park Apartments                                6.120      0.1263      2,000,000        1,992,716          116
GMAC2760     Stor-All Self Storage - Marietta                     6.000      0.1263      2,000,000        1,992,526          116
------------------------------------------------------------------------------------------------------------------------------------
GMAC3220     Mission Garden Apartments                            6.000      0.1263      2,000,000        1,991,645          117
GMAC1760     Karrington Care Center                               6.940      0.1263      2,000,000        1,990,585          116
GMAC1390     Commerce Corner Shopping Center                      6.770      0.1263      2,000,000        1,990,301          116
GMAC3930     Harrison Place Apartments                            7.000      0.1263      1,920,000        1,917,327          118
GMAC4750     Eckerd's Shelbyville                                 7.970      0.1263      1,921,438        1,914,666          235
------------------------------------------------------------------------------------------------------------------------------------
GMAC4630     Heritage House Apartments                            7.250      0.1263      1,880,000        1,878,778          119
GMAC1140     880 River Avenue                                     7.250      0.1263      1,890,000        1,876,451          116
GMAC2200     Northwood Apartments                                 5.830      0.1263      1,875,000        1,867,735          116


                                                                                                                 Credit   Servicing
  Loan          Maturity    Due      Monthly             Amortization                                            Tenant      Fee
 Number          or ARD    Date    Payment ($)               Type                    Prepayment Provisions       Lease     Rate (%)
====================================================================================================================================
GMAC2480         9/1/08      1       19,359                 Balloon               Lock/30_Defeasance/84_0%/6                0.1263
GMAC1580         8/10/08    10       18,619     Interest Only, Then Amortizing    Lock/30_Defeasance/84_0%/6                0.1263
GMAC3950        11/10/08    10       19,351                 Balloon               Lock/27_Defeasance/87_0%/6                0.1263
------------------------------------------------------------------------------------------------------------------------------------
GMAC1130        10/10/08    10       17,712                 Balloon               Lock/28_Defeasance/86_0%/6                0.1263
GMAC1180        10/10/08    10       18,347                 Balloon                 Lock/28__Defeasance/92                  0.1263
GMAC1230        10/10/13    10       17,388                 Balloon               Lock/28_Defeasance/146_0%/6               0.1263
GMAC2340        11/10/08    10       19,017                 Balloon                  Lock/27_Defeasance/93                  0.1263
GMAC2900         4/10/09    10       16,903             Hyperamortizing           Lock/28_Defeasance/89_0%/9                0.0413
------------------------------------------------------------------------------------------------------------------------------------
GMAC1540        12/10/08    10       19,166                 Balloon               Lock/26_Defeasance/88_0%/6                0.1263
GMAC1030        11/10/08    10       17,839                 Balloon                  Lock/27_Defeasance/93                  0.1263
GMAC2400         9/10/08    10       18,012                 Balloon               Lock/28_Defeasance/86_0%/6                0.1263
GMAC3590        12/10/08    10       17,120                 Balloon                  Lock/26_Defeasance/94                  0.1263
GMAC1570         12/1/08     1       19,155             Hyperamortizing           Lock/36_Defeasance/80_0%/4                0.1263
------------------------------------------------------------------------------------------------------------------------------------
GMAC2250         9/1/08      1       18,449                 Balloon               Lock/30_Defeasance/84_0%/6                0.1263
GMAC2790        10/10/08    10       14,722                 Balloon               Lock/28_Defeasance/86_0%/6                0.1263
GMAC1370         11/1/13     1       21,707            Fully Amortizing           Lock/48_Defeasance/128_0%/4               0.1263
GMAC3500        11/10/08    10       13,918                 Balloon               Lock/27_Defeasance/87_0%/6                0.1263
GMAC3500-A          -        -          -                      -                               -                              -
------------------------------------------------------------------------------------------------------------------------------------
GMAC3500-B          -        -          -                      -                               -                              -
GMAC1460         9/1/08      1       15,052                 Balloon               Lock/30_Defeasance/84_0%/6                0.1263
GMAC2280        10/10/08    10       17,236                 Balloon               Lock/28_Defeasance/92_0%/0                0.1263
GMAC2670        11/10/08    10       15,578                 Balloon                  Lock/27_Defeasance/93                  0.1263
GMAC1510        12/10/08    10       13,487                 Balloon               Lock/26_Defeasance/88_0%/6                0.1263
------------------------------------------------------------------------------------------------------------------------------------
GMAC2310        11/10/08    10       13,184                 Balloon               Lock/27_Defeasance/87_0%/6                0.1263
GMAC2210         1/10/09    10       14,475                 Balloon                  Lock/25_Defeasance/95                  0.1263
GMAC2710         7/10/13    10       17,816            Fully Amortizing           Lock/25_Defeasance/143_0%/6     Yes       0.1263
GMAC1220        10/10/13    10       12,627                 Balloon               Lock/28_Defeasance/146_0%/6               0.1263
------------------------------------------------------------------------------------------------------------------------------------
GMAC2410         8/1/08      1       15,753                 Balloon               Lock/31_Defeasance/83_0%/6                0.1263
GMAC2890         4/10/09    10       12,731             Hyperamortizing           Lock/28_Defeasance/89_0%/9                0.0413
GMAC2680        11/10/13    10       13,331                 Balloon               Lock/27_Defeasance/150_0%/3               0.1263
GMAC3570        11/10/08    10       17,666                 Balloon               Lock/27_Defeasance/87_0%/6                0.1263
GMAC1700         9/10/08    10       13,438                 Balloon               Lock/29_Defeasance/85_0%/6                0.1263
------------------------------------------------------------------------------------------------------------------------------------
GMAC4740         9/1/18      1       16,412            Fully Amortizing           Lock/60_Defeasance/175_0%/2     Yes       0.1263
GMAC1500        12/10/08    10       13,103                 Balloon                  Lock/26_Defeasance/94                  0.1263
GMAC1930        11/10/13    10       13,102                 Balloon               Lock/27_Defeasance/147_0%/6               0.1263
GMAC1720        10/10/08    10       12,262                 Balloon                  Lock/28_Defeasance/92                  0.1263
GMAC2760        10/10/08    10       12,104                 Balloon               Lock/28_Defeasance/86_0%/6                0.1263
------------------------------------------------------------------------------------------------------------------------------------
GMAC3220        11/10/08    10       12,992                 Balloon                  Lock/27_Defeasance/93                  0.1263
GMAC1760         10/1/08     1       14,188                 Balloon               Lock/29_Defeasance/85_0%/6                0.1263
GMAC1390        10/10/08    10       13,969                 Balloon               Lock/28_Defeasance/86_0%/6                0.1263
GMAC3930        12/10/08    10       12,906                 Balloon                  Lock/26_Defeasance/94                  0.1263
GMAC4750         9/1/18      1       16,137            Fully Amortizing           Lock/60_Defeasance/175_0%/2     Yes       0.1263
------------------------------------------------------------------------------------------------------------------------------------
GMAC4630         1/10/09    10       12,958                 Balloon                  Lock/25_Defeasance/95                  0.1263
GMAC1140        10/10/08    10       15,060                 Balloon               Lock/28 _Defeasance/87_0%/5               0.1263
GMAC2200        10/10/08    10       11,140                 Balloon                  Lock/28_Defeasance/92                  0.1263

                                                                                                                          Remaining
                                                                            Servicing                                      Term to
  Loan                                                          Mortgage       Fee       Original       Cut-off Date      Maturity
 Number                     Property Name                       Rate (%)    Rate (%)    Balance ($)      Balance ($)        (Mos.)
====================================================================================================================================
GMAC2700     St. Paul Building                                    7.310      0.1263      1,800,000        1,793,423          175
GMAC2850     Travelodge Hotel                                     6.250      0.1263      1,800,000        1,792,786          119
------------------------------------------------------------------------------------------------------------------------------------
GMAC1920     Martindale Court                                     5.875      0.1263      1,750,000        1,743,284          116
GMAC1270     Brittany Apartments                                  7.150      0.1263      1,720,000        1,717,696          118
GMAC2860     Tutor Time & Burger King                             5.800      0.1263      1,720,000        1,713,294          116
GMAC2860-A   Tutor Time Child Care Facility                         -           -            -                -               -
GMAC2860-B   Burger King                                            -           -            -                -               -
------------------------------------------------------------------------------------------------------------------------------------
GMAC1210     Best Western Battlefield Inn                         7.000      0.1263      1,700,000        1,689,811          118
GMAC3070     Walgreens-San Marcos                                 6.280      0.1263      1,700,000        1,677,538          176
GMAC1650     Eckerd Drug Store                                    6.800      0.1263      1,645,000        1,637,064          230
GMAC1330     Claremont Corporate Center I                         7.375      0.1263      1,630,000        1,622,443          114
GMAC2490     RiverQuick Apartments                                6.625      0.1263      1,625,000        1,618,131          115
------------------------------------------------------------------------------------------------------------------------------------
GMAC2150     NEI Portfolio I - Frontage Rd                        7.110      0.1263      1,625,000        1,617,665          114
GMAC1010     111 Northfield Avenue Office                         6.280      0.1263      1,600,000        1,598,675          119
GMAC1900     Maison Terrebonne Apartments                         7.150      0.1263      1,600,000        1,596,131          118
GMAC1520     Eckerd Drug Store - Lithonia                         5.730      0.1263      1,600,000        1,587,479          213
GMAC3690     360-370 East 31st Street                             7.000      0.1263      1,560,000        1,558,919          119
------------------------------------------------------------------------------------------------------------------------------------
GMAC1890     Main Line Professional Center                        7.080      0.1263      1,550,000        1,544,049          115
GMAC3420     ATC Building                                         7.480      0.1263      1,545,000        1,541,822          117
GMAC3920     Halliburton Center                                   7.500      0.1263      1,500,000        1,495,145          117
GMAC2780     Stratford Commons Apartments                         6.160      0.1263      1,500,000        1,494,584          116
GMAC2420     Redwood Village Assisted Living                      6.810      0.1263      1,500,000        1,494,529          177
------------------------------------------------------------------------------------------------------------------------------------
GMAC2770     Stor All Self Storage - Tucker                       6.000      0.1263      1,500,000        1,494,394          116
GMAC1660     Eckerd Drug Store                                    6.540      0.1263      1,480,000        1,472,532          230
GMAC1040     15th Street Industrial                               7.150      0.1263      1,425,000        1,398,600          174
GMAC1770     Kester Avenue Apartments                             6.150      0.1263      1,400,000        1,397,601          118
GMAC3650     Murfreesboro Nursing Center                          7.840      0.1263      1,400,000        1,397,368          118
------------------------------------------------------------------------------------------------------------------------------------
GMAC1810     Lakewood Apartments                                  6.650      0.1263      1,400,000        1,394,491          117
GMAC1670     Eckerd Drug Store                                    6.540      0.1263      1,385,000        1,378,012          224
GMAC1820     Lakewood Park Apartments                             7.000      0.1263      1,350,000        1,343,263          114
GMAC2050     Merrill Lynch Building                               6.320      0.1263      1,350,000        1,340,277          142
GMAC3780     Centennial Place Apartments                          7.500      0.1263      1,341,000        1,339,362          178
------------------------------------------------------------------------------------------------------------------------------------
GMAC4410     Mercedes Plaza Shopping Center                       7.810      0.1263      1,320,000        1,318,728          118
GMAC2350     Perkiomen Apartments                                 6.850      0.1263      1,300,000        1,295,572          116
GMAC1560     Fairfield Apartments                                 7.000      0.2513      1,270,000        1,262,397          115
GMAC2810     Tally Ho Apartments                                  6.500      0.1263      1,265,000        1,261,772          117
GMAC1290     Californian Apartments                               6.250      0.1263      1,250,000        1,246,636          117
------------------------------------------------------------------------------------------------------------------------------------
GMAC2740     Stor-All Self Storage - Dunwoody                     6.250      0.1263      1,200,000        1,195,750          116
GMAC1750     Jernee Mill Plaza                                    6.900      0.2513      1,200,000        1,195,690          117
GMAC1300     Cambridge Hills Assisted Living Center               6.600      0.1263      1,200,000        1,195,464          117
GMAC3090     Westlake Village Professional                        6.750      0.1263      1,125,000        1,121,431          116
GMAC1680     Office Max Retail Store                              6.800      0.1263      1,100,000        1,098,390          178
------------------------------------------------------------------------------------------------------------------------------------
GMAC2750     Stor All Self Storage-Lake Worth                     6.000      0.1263      1,100,000        1,096,140          116
GMAC2330     PEP Boys                                             6.750      0.2513      1,100,000        1,095,471          115
GMAC2290     Parkview Garden Apartments                           7.100      0.1263      1,100,000        1,095,024          114


                                                                                                                 Credit   Servicing
  Loan          Maturity    Due      Monthly             Amortization                                            Tenant      Fee
 Number          or ARD    Date    Payment ($)               Type                    Prepayment Provisions       Lease     Rate (%)
====================================================================================================================================
GMAC2700         9/1/13      1       12,482                 Balloon               Lock/30_Defeasance/144_0%/6               0.1263
GMAC2850         1/1/09      1       11,975             Hyperamortizing           Lock/48_Defeasance/70_0%/4                0.1263
------------------------------------------------------------------------------------------------------------------------------------
GMAC1920        10/10/08    10       10,448                 Balloon                  Lock/28_Defeasance/92                  0.1263
GMAC1270        12/10/08    10       11,738                 Balloon               Lock/26_Defeasance/91_0%/3                0.1263
GMAC2860        10/10/08    10       10,185                 Balloon                  Lock/28_Defeasance/92                  0.1263
GMAC2860-A          -        -          -                      -                               -                              -
GMAC2860-B          -        -          -                      -                               -                              -
------------------------------------------------------------------------------------------------------------------------------------
GMAC1210         12/1/08     1       12,128             Hyperamortizing           Lock/48_Defeasance/71_0%/4                0.1263
GMAC3070         10/1/13     1       14,689            Fully Amortizing           Lock/29_Defeasance/145_0%/6     Yes       0.1263
GMAC1650         4/1/18      1       11,521                 Balloon               Lock/29_Defeasance/199_0%/6               0.1263
GMAC1330         8/10/08    10       11,258                 Balloon               Lock/30_Defeasance/84_0%/6                0.1263
GMAC2490         9/10/08    10       10,508                 Balloon               Lock/29_Defeasance/85_0%/6                0.1263
------------------------------------------------------------------------------------------------------------------------------------
GMAC2150         8/1/08      1       11,046                 Balloon               (>YM or 1%)+(25%)/114_0%/6                0.1263
GMAC1010         1/10/09    10        9,977                 Balloon                  Lock/25_Defeasance/95                  0.1263
GMAC1900        12/10/08    10       11,462                 Balloon                  Lock/26_Defeasance/94                  0.1263
GMAC1520        11/10/16    10       11,963            Fully Amortizing           Lock/27_Defeasance/183_0%/6     Yes       0.1263
GMAC3690         1/10/09    10       10,485                 Balloon                  Lock/25_Defeasance/95                  0.1263
------------------------------------------------------------------------------------------------------------------------------------
GMAC1890         9/1/08      1       10,503                 Balloon                Lock/30_Defeasance/84_0%6                0.1263
GMAC3420        11/10/08    10       10,896                 Balloon               Lock/27_Defeasance/87_0%/6                0.1263
GMAC3920        11/10/08    10       11,191                 Balloon               Lock/27_Defeasance/87_0%/6                0.1263
GMAC2780        10/10/08    10        9,236                 Balloon                  Lock/28_Defeasance/92                  0.1263
GMAC2420         11/1/13     1       10,514                 Balloon               Lock/28_Defeasance/146_0%/6               0.1263
------------------------------------------------------------------------------------------------------------------------------------
GMAC2770        10/10/08    10        9,078                 Balloon               Lock/28_Defeasance/86_0%/6                0.1263
GMAC1660         4/1/18      1       10,119                 Balloon               Lock/29_Defeasance/199_0%/6               0.1263
GMAC1040         8/1/13      1       13,012            Fully Amortizing           Lock/31_Defeasance/143_0%/6               0.1263
GMAC1770        12/10/08    10        8,611                 Balloon               Lock/26_Defeasance/91_0%/3                0.1263
GMAC3650         12/1/08     1       10,763                 Balloon               Lock/28_Defeasance/86_0%/6                0.1263
------------------------------------------------------------------------------------------------------------------------------------
GMAC1810        11/10/08    10        9,585                 Balloon                  Lock/27_Defeasance/93                  0.1263
GMAC1670         10/1/17     1        9,469                 Balloon               Lock/29_Defeasance/193_0%/6               0.1263
GMAC1820         8/1/08      1        8,982                 Balloon               Lock/31_Defeasance/83_0%/6                0.1263
GMAC2050        12/10/10    10       12,195            Fully Amortizing             Lock/26_Defeasance/118        Yes       0.1263
GMAC3780        12/10/13    10        9,477                 Balloon                 Lock/26_Defeasance/154                  0.1263
------------------------------------------------------------------------------------------------------------------------------------
GMAC4410        12/10/08    10        9,511                 Balloon               Lock/26_Defeasance/91_0%/3                0.1263
GMAC2350        10/10/08    10        8,518                 Balloon                  Lock/28_Defeasance/92                  0.1263
GMAC1560         9/10/08    10        9,058                 Balloon               Lock/29_Defeasance/85_0%/6                0.2513
GMAC2810        11/10/08    10        8,074                 Balloon                  Lock/27_Defeasance/93                  0.1263
GMAC1290        11/10/08    10        7,770                 Balloon               Lock/27_Defeasance/93_0%/0                0.1263
------------------------------------------------------------------------------------------------------------------------------------
GMAC2740        10/10/08    10        7,460                 Balloon               Lock/28_Defeasance/86_0%/6                0.1263
GMAC1750        11/10/08    10        8,481                 Balloon                  Lock/26_Defeasance/94                  0.2513
GMAC1300         11/1/08     1        8,250                 Balloon               Lock/28_Defeasance/86_0%/6                0.1263
GMAC3090        10/10/08    10        7,371                 Balloon               Lock/28_Defeasance/86 _0%/6               0.1263
GMAC1680        12/10/13    10        7,244                 Balloon               Lock/26_Defeasance/148_0%/6               0.1263
------------------------------------------------------------------------------------------------------------------------------------
GMAC2750        10/10/08    10        6,595                 Balloon               Lock/28_Defeasance/86_0%/6                0.1263
GMAC2330         9/10/08    10        7,206                 Balloon               Lock/29_Defeasance/85_0%/6                0.2513
GMAC2290         8/1/08      1        7,470                 Balloon               Lock/31_Defeasance/83_0%/6                0.1263

                                                                                                                          Remaining
                                                                            Servicing                                      Term to
  Loan                                                          Mortgage       Fee       Original       Cut-off Date      Maturity
 Number                     Property Name                       Rate (%)    Rate (%)    Balance ($)      Balance ($)        (Mos.)
====================================================================================================================================
GMAC1250     Bridgestone - Firestone                              7.000      0.1263      1,090,000        1,079,717          235
GMAC3130     Winterhaven Apartments                               5.720      0.1263      1,057,500        1,051,373          116
------------------------------------------------------------------------------------------------------------------------------------
GMAC2730     Decatur Stor - All                                   6.000      0.1263      1,000,000         996,263           116
GMAC2160     NEI Portfolio I - Roberts Street Office Bldg.        7.110      0.1263       985,000          980,554           114
GMAC1320     Chief Auto Shopping Center                           7.125      0.1263       910,000          904,665           115
GMAC4780     Lakeway Apartments                                   7.250      0.1263       900,000          899,415           119
GMAC2130     NEI Portfolio I - Congress                           7.110      0.1263       890,000          885,983           114
------------------------------------------------------------------------------------------------------------------------------------
GMAC2120     NEI Portfolio I - Prospect Apartments                7.110      0.1263       750,000          746,615           114
GMAC2110     NEI Portfolio I - 27 Imlay Street                    7.110      0.1263       300,000          298,646           114
GMAC2140     NEI Portfolio I - Farmington                         7.110      0.1263       300,000          298,646           114
                                                                                                        1,313,693,704

                                                                                                                 Credit   Servicing
  Loan          Maturity    Due      Monthly             Amortization                                            Tenant      Fee
 Number          or ARD    Date    Payment ($)               Type                    Prepayment Provisions       Lease     Rate (%)
====================================================================================================================================
GMAC1250         9/1/18      1        8,517            Fully Amortizing           Lock/30_Defeasance/204_0%/6     Yes       0.1263
GMAC3130        10/10/08    10        6,687                 Balloon               Lock/28_Defeasance/86_0%/6                0.1263
------------------------------------------------------------------------------------------------------------------------------------
GMAC2730        10/10/08    10        6,052                 Balloon               Lock/28_Defeasance/86_0%/6                0.1263
GMAC2160         8/1/08      1        6,695                 Balloon               (>YM or 1%)+(25%)/114_0%/6                0.1263
GMAC1320         9/10/08    10        6,565                 Balloon               Lock/29_Defeasance/85_0%/6                0.1263
GMAC4780         1/10/09    10        6,204                 Balloon                 Lock/25_Defeaseance/95                  0.1263
GMAC2130         8/1/08      1        6,050                 Balloon               (>YM or 1%)+(25%)/114_0%/6                0.1263
------------------------------------------------------------------------------------------------------------------------------------
GMAC2120         8/1/08      1        5,098                 Balloon               (>YM or 1%)+(25%)/114_0%/6                0.1263
GMAC2110         8/1/08      1        2,039                 Balloon               (>YM or 1%)+(25%)/114_0%/6                0.1263
GMAC2140         8/1/08      1        2,039                 Balloon               (>YM or 1%)+(25%)/114_0%/6                0.1263

                                    EXHIBIT B

                                THE MORTGAGE FILE

     The "Mortgage File" for any Mortgage Loan shall, subject to Section 2(b), collectively consist of the following documents:

     (i) the original Mortgage Note, endorsed by the most recent endorsee prior to the Trustee or, if none, by the originator, without recourse, either in blank or to the order of the Trustee in the following form: "Pay to the order of Norwest Bank Minnesota, National Association, as trustee for the registered holders of GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1999-C1, without recourse";

     (ii) the original or a copy of the Mortgage and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording indicated thereon;

     (iii) an original assignment of the Mortgage, in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity);

     (iv) the original or a copy of any related Assignment of Leases (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording thereon;

     (v) an original assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage), in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above;

     (vi) an original or copy of any related Security Agreement (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any;

     (vii) an original assignment of any related Security Agreement (if such item is a document separate from the Mortgage) executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above;

     (viii) originals or copies of all assumption, modification, written assurance and substitution agreements, with evidence of recording thereon if appropriate, in those instances where the terms or provisions of the Mortgage, Mortgage Note or any related security document have been modified or the Mortgage Loan has been assumed;

     (ix) the original or a copy of the lender's title insurance policy, together with all endorsements or riders (or copies thereof) that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property;

     (x) the original or a copy of any guaranty of the obligations of the Mortgagor under the Mortgage Loan together with (A) if applicable, the original or copies of any intervening assignments of such guaranty showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee thereof prior to the Trustee, if any, and (B) an original assignment of such guaranty executed by the most recent assignee thereof prior to the Trustee or, if none, by the originator;

     (xi) (A) file or certified copies of any UCC financing statements and continuation statements which were filed in order to perfect (and maintain the perfection of) any security interest held by the originator of the Mortgage Loan (and each assignee of record prior to the Trustee) in and to the personalty of the mortgagor at the Mortgaged Property (in each case with evidence of filing thereon) and which were in the possession of the Seller (or its agent) at the time the Mortgage Files were delivered to the Trustee and (B) if any such security interest is perfected and the earlier UCC financing statements and continuation statements were in the possession of the Seller, a UCC financing statement executed by the most recent assignee of record prior to the Trustee or, if none, by the originator, evidencing the transfer of such security interest, either in blank or in favor of the Trustee;

     (xii) the original or a copy of the power of attorney (with evidence of recording thereon, if appropriate) granted by the Mortgagor if the Mortgage, Mortgage Note or other document or instrument referred to above was signed on behalf of the Mortgagor;

     (xiii) if the Mortgagor has a leasehold interest in the related Mortgaged Property, the original ground lease or a copy thereof;

     (xiv) if the Mortgage Loan is a Credit Lease Loan, an original of the credit lease enhancement insurance policy, if any, obtained with respect to such Mortgage Loan and an original of the residual value insurance policy, if any, obtained with respect to such Mortgage Loan;

provided that, whenever the term "Mortgage File" is used to refer to documents actually received by the Purchaser or the Trustee, such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually so received. The original assignments referred to in clauses
(iii), (v), (vii) and (x)(B), may be in the form of one or more instruments in recordable form in any applicable filing offices.

                                    EXHIBIT C

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

                     REGARDING THE INDIVIDUAL MORTGAGE LOANS

     With respect to each Mortgage Loan, the Seller hereby represents and warrants, as of the date hereinbelow specified or, if no such date is specified, as of the Closing Date, except as set forth on Schedule C-1 hereto, that:

          (i) Ownership of Mortgage Loans. Immediately prior to the transfer thereof to the Purchaser, the Seller had good and marketable title to, and was the sole owner and holder of, such Mortgage Loan, free and clear of any and all liens, encumbrances and other interests on, in or to such Mortgage Loan (other than, in certain cases, the right of a subservicer to directly service such Mortgage Loan). Such transfer validly assigns ownership of such Mortgage Loan to the Purchaser free and clear of any pledge, lien, encumbrance or security interest.

          (ii) Authority to Transfer Mortgage Loans. The Seller has full right and authority to sell, assign and transfer such Mortgage Loan. No provision of the Mortgage Note, Mortgage or other loan document relating to such Mortgage Loan prohibits or restricts the Seller's right to assign or transfer such Mortgage Loan.

          (iii) Mortgage Loan Schedule. The information pertaining to such Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-off Date.

          (iv) Payment Record. Such Mortgage Loan was not as of the Cut-off Date for such Mortgage Loan, and has not been during the twelve-month period prior thereto, 30 days or more delinquent in respect of any debt service payment required thereunder, without giving effect to any applicable grace period.

          (v) Permitted Encumbrances. The Permitted Encumbrances (as defined in the Mortgage Loan Purchase Agreement of which this Exhibit C forms a part) do not materially interfere with the security intended to be provided by the related Mortgage, the current use or operation of the related Mortgaged Property or the current ability of the Mortgaged Property to generate net operating income sufficient to service the Mortgage Loan. If the Mortgaged Property is operated as a nursing facility, a hospitality property or a multifamily property, the Mortgage, together with any separate security
     agreement,   similar  agreement  and  UCC  financing  statement,   if  any,
     establishes and creates a first priority, perfected security interest (subject only to any prior purchase money security interest), to the extent such security interest can be perfected by the recordation of a Mortgage or the filing of a UCC financing statement, in all personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property.

          (vi) Title Insurance. The lien of the related Mortgage is insured by an ALTA lender's title insurance policy ("Title Policy"), or its equivalent as adopted in the applicable jurisdiction, issued by a nationally recognized title insurance company, insuring the originator of such Mortgage Loan, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan after all advances of principal, subject only to Permitted Encumbrances (or, if a title insurance policy has not yet been issued in respect of the Mortgage Loan, a policy meeting the foregoing description is evidenced by a commitment for title insurance "marked-up" at the closing of such loan). Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and, to the Seller's knowledge, no material claims have been made thereunder and no claims have been paid thereunder. The Seller has not, by act or omission, done anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer.

          (vii) No Waivers by Seller of Material Defaults. The Seller has not waived any material default, breach, violation or event of acceleration existing under the related Mortgage or Mortgage Note.

          (viii) No Offsets, Defenses or Counterclaims. There is no valid offset, defense or counterclaim to such Mortgage Loan.

          (ix) Condition of Property; Condemnation. Except as set forth in any engineering report prepared in connection with the origination of (or obtained in connection with or otherwise following the Seller's acquisition
     of) such Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan. The Seller has no actual notice of the commencement of a proceeding for the condemnation of all or any material portion of the related Mortgaged Property.

          (x) Compliance with Usury Laws. Such Mortgage Loan complied with all applicable usury laws in effect at its date of origination.

          (xi) Full Disbursement of Mortgage Loan Proceeds. The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder.

          (xii) Enforceability. The related Mortgage Note and Mortgage and all other documents and instruments evidencing, guaranteeing, insuring or otherwise securing such Mortgage Loan have been duly and properly executed by the parties thereto, and each is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (xiii) Insurance. All improvements upon the related Mortgaged Property are insured against loss by hazards of extended coverage in an amount (subject to a customary deductible) at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full replacement cost of the improvements located on such Mortgaged Property, and the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance provisions and does not permit reduction in insurance proceeds for depreciation. If any portion of the related Mortgaged Property was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, and flood insurance was available, a flood insurance policy meeting any requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) the outstanding principal balance of such Mortgage Loan, (2) the full insurable value of such Mortgaged Property, (3) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended, and (4) 100% of the replacement cost of the improvements located on such Mortgaged Property. In addition, the Mortgage requires the Mortgagor to maintain in respect of the Mortgaged Property comprehensive general liability insurance in amounts generally required by the Seller, and at least six months rental or business interruption insurance, and all such insurance required by the Mortgage to be maintained is in full force and effect. Each such insurance policy requires prior notice to the holder of the Mortgage of termination or cancellation, and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured.

          (xiv) Environmental Condition. The related Mortgaged Property was subject to one or more environmental site assessments (or an update of a previously conducted assessment), which was (were) performed on behalf of the Seller, or as to which the related report was delivered to the Seller in connection with its origination or acquisition of such Mortgage Loan; and the Seller, having made no independent inquiry other than reviewing the resulting report(s) and/or employing an environmental consultant to perform the assessment(s) referenced herein, has no knowledge of any material and adverse environmental conditions or circumstance affecting such Mortgaged Property that was not disclosed in the related report(s). The Seller has not taken any action with respect to such Mortgage Loan or the related Mortgaged Property that could subject the Purchaser, or its successors and assigns in respect of the Mortgage Loan, to any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA") or any other applicable federal, state or local environmental law, and the Seller has not received any actual notice of a material violation of CERCLA or any applicable federal, state or local environmental law with respect to the related Mortgaged Property that was not disclosed in the related report. The related Mortgage or loan documents in the related Mortgage File requires the Mortgagor to comply with all applicable federal, state and local environmental laws and regulations.

          (xv) No Cross-Collateralization with Other Mortgage Loans. Such Mortgage Loan is not cross-collateralized with any mortgage loan that will not be included in the Trust Fund.

          (xvi) Waivers and Modifications. The terms of the related Mortgage and the Mortgage Note have not been impaired, waived, altered or modified in any material respect, except as specifically set forth in the related Mortgage File.

          (xvii) Taxes and Assessments. There are no delinquent taxes, ground rents, assessments for improvements or other similar outstanding charges affecting the related Mortgaged Property which are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered unpaid until the date on which interest and/or penalties would be payable thereon.

          (xviii) Mortgagor's Interest in Mortgaged Property. Except in the case of eleven (11) Mortgage Loans as to which the interest of the related Mortgagor in the related Mortgaged Property is in whole or in part a leasehold estate, the interest of the related Mortgagor in the related Mortgaged Property consists of a fee simple estate in real property.

          (xix) Whole Loan. Each Mortgage Loan is a whole loan and not a participation interest.

          (xx) Valid Assignment. The assignment of the related Mortgage referred to in clause (iii) of Exhibit B constitutes the legal, valid and binding assignment of such Mortgage from the relevant assignor to the Trustee. The Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject only to Permitted Encumbrances, enforceable first priority lien and first priority security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases, not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases.

          (xxi) Escrows. All escrow deposits relating to such Mortgage Loan that are, as of the Closing Date, required to be deposited with the mortgagee or its agent have been so deposited.

          (xxii) No Mechanics' or Materialmen's Liens. As of the date of origination of such Mortgage Loan and, to the actual knowledge of the Seller, as of the Closing Date, the related Mortgaged Property was and is free and clear of any mechanics' and materialmen's liens or liens in the nature thereof which create a lien prior to that created by the related Mortgage, except those which are insured against by the Title Policy referred to in (vi) above.

          (xxiii) No Material Encroachments. To the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of such Mortgage Loan), as of the date of such origination, no improvement that was included for the purpose of determining the appraised value of the related Mortgaged Property at the time of origination of such Mortgage Loan lay outside the boundaries and building restriction lines of such property to any material extent (unless affirmatively covered by the title insurance referred to in paragraph (vi) above), and no improvements on adjoining properties encroached upon such Mortgaged Property to any material extent. To the Seller's knowledge, based upon opinions of counsel and/or other due diligence customarily performed by the Seller, the improvements located on or forming part of such Mortgaged Property comply in all material respects with applicable zoning laws and ordinances (except to the extent that they may constitute legal non-conforming uses).

          (xxiv) Originator Authorized. To the extent required under applicable law as of the Closing Date, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it held the Mortgage Loan to the extent necessary to ensure the enforceability of such Mortgage Loan.

          (xxv) No Material Default. (A) To the Seller's knowledge, there exists no material default, breach or event of acceleration under the related
     Mortgage or Mortgage Note, and (B) the Seller has not received actual notice of any event (other than payments due but not yet delinquent) that, with the passage of time or with notice and the expiration of any grace or cure period, would constitute such a material default, breach or event of acceleration; provided, however, that this representation and warranty does not cover any default, breach or event of acceleration that specifically pertains to any matter otherwise covered or addressed by any other representation and warranty made by the Seller herein.

          (xxvi) Inspection. In connection with the origination or acquisition of each Mortgage Loan, the Seller inspected or caused to be inspected the Mortgaged Property.

          (xxvii) No Equity Participation or Contingent Interest. The Mortgage Loan contains no equity participation by the lender, and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or for negative amortization.

          (xxviii) No Advances of Funds. No holder of the Mortgage Loan has, to the Seller's knowledge, advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Loan.

          (xxix) Licenses, Permits, Etc. To the Seller's knowledge, based on due diligence customarily performed in the origination of comparable mortgage loans by the Seller, as of the date of origination of the Mortgage Loan, the related Mortgagor or operator of the related Mortgaged Property was in possession of all material licenses, permits and authorizations required by applicable laws for the ownership and operation of the related Mortgaged Property as it was then operated.

          (xxx) Servicing. The servicing and collection practices used with respect to the Mortgage Loan have complied with applicable law in all material respects and are consistent with the servicing standard set forth in Section 3.01(a) of the Pooling and Servicing Agreement.

          (xxxi) Customary Remedies. The related Mortgage or Mortgage Note, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph (xii)) such as to render the rights and remedies of the holders thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

          (xxxii) Insurance and Condemnation Proceeds. The related Mortgage provides that insurance proceeds and condemnation proceeds will be applied for one of the following purposes: either to restore or repair the Mortgaged Property, or to repay the principal of the Mortgage Loan, or otherwise at the option of the holder of the Mortgage.

          (xxxiii) LTV. The gross proceeds of such Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (A) such Mortgage Loan is secured by an interest in real property having a fair market value (1) at the date the Mortgage Loan was originated at least equal to 80 percent of the original principal balance of the Mortgage Loan or (2) at the Closing Date at least equal to 80 percent of the principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (X) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (Y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (1) and (2) of this paragraph (xxxiii) shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loans; or (B) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)).

          (xxxiv) LTV and Significant Modifications. If the Mortgage Loan was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (A) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (B) satisfies the provisions of either clause (A)(1) of paragraph (xxxiii) (substituting the date of the last such modification for the date the Mortgage Loan was originated) or clause (A)(2) of paragraph (xxxiii), including the proviso thereto.

          (xxxv) Credit Lease Loans. With respect to Loan Number GMAC 4750 and Loan Number GMAC 1520 only, which are Credit Lease Loans:

          (A) To the Seller's knowledge, each credit lease ("Credit Lease") contains customary and enforceable provisions which render the rights and remedies of the lessor thereunder adequate for the enforcement and satisfaction of the lessor's rights thereunder;

          (B) To the Seller's knowledge, in reliance on a tenant estoppel certificate and representation made by the tenant under the Credit Lease or representations made by the related borrower under the Mortgage Loan Documents, as of the closing date of each Credit Lease Loan (1) each Credit Lease was in full force and effect, and no default by the borrower or the tenant has occurred under the Credit Lease, nor is there any existing condition which, but for the passage of time or the giving of notice, or both, would result in a default under the terms of the Credit Lease, (2) none of the terms of the Credit Lease have been impaired, waived, altered or modified in any respect (except as described in the related tenant estoppel), (3) no tenant has been released, in whole or in part, from its obligations under the Credit Leases, (4) there is no right of rescission, offset, abatement, diminution, defense or counterclaim to any Credit Lease, nor will the operation of any of the terms of the Credit Leases, or the exercise of any rights thereunder, render the Credit Lease unenforceable, in whole or in part, or subject to any right of rescission, offset, abatement, diminution, defense or counterclaim, and no such right of rescission, offset, abatement, diminution, defense or counterclaim has been asserted with respect thereto, and (5) each Credit Lease has a term ending on or after the final maturity of the related Credit Lease Loan;

          (C) The Mortgaged Property is not subject to any lease other than the related Credit Lease, no Person has any possessory interest in, or right to occupy, the Mortgaged Property except under and pursuant to such Credit Lease and the tenant under the related Credit Lease is in occupancy of the Mortgaged Property;

          (D) The lease payments under the related Credit Lease are sufficient to pay the entire amount of scheduled interest and principal on the Credit Lease Loan, subject to the rights of the Tenant to terminate the Credit Lease or offset, abate, suspend or otherwise diminish any amounts payable by the tenant under the Credit Lease. Each Credit Lease Loan fully amortizes over its original term, and, there is no "balloon" payment of rent due under the Credit Leases;

          (E) Under the terms of the Credit Leases, the lessee is not permitted to assign its interest or obligations under the Credit Lease unless such lessee remains fully liable thereunder;

          (F) The mortgagee is entitled to notice of any event of default from the tenant under Credit Leases;

          (G) Each tenant under a Credit Lease is required to make all rental payments directly to the mortgagee, its successors and assigns under the related Credit Lease Loan;

          (H) Each Credit Lease Loan provides that the related Credit Lease cannot be modified without the consent of the mortgagees under the related Credit Lease Loan; and

          (I) Each Credit Lease Loan under which a Credit Lease may be terminated upon the occurrence of a casualty or condemnation requires upon such termination the payment in full by the tenant of: (a) the principal balance of the loan and (b) all accrued and unpaid interest on the Mortgage Loan. Under the Credit Lease for each Credit Lease Loan, upon the occurrence of a casualty or condemnation, the tenant has no right of rent abatement.

          (xxxvi) Litigation. To the Seller's actual knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the related Mortgagor or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property or the ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

          (xxxvii) Leasehold Estate. Each Mortgaged Property consists of the related Mortgagor's fee simple interest in real estate or the related Mortgage Loan is secured in whole or in part by the interest of the Mortgagor as a lessee under a ground lease of the Mortgaged Property (a "Ground Lease"). Any Mortgage Loan that is secured by the interest of the Mortgagor under a Ground Lease may or may not be secured by the related fee interest in such Mortgaged Property (the "Fee Interest"). If a Mortgage Loan is secured in whole or in part by a Ground Lease, either (1) the ground lessor's Fee Interest is subordinated to the lien of the Mortgage or
     (2) the following apply to such Ground Lease:

          (A) To the actual knowledge of the Seller, based on due diligence customarily performed in the origination of comparable mortgage loans by the Seller, such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between the Seller and related lessor) permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the payment terms of such Ground Lease since the origination of the related Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

          (B) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the ground lessor's related fee interest and Permitted Encumbrances;

          (C) The Mortgagor's interest in such Ground Lease is assignable to the Purchaser and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing
               Date) and, in the event that it is so assigned, is further assignable by the Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor;

          (D) Such Ground Lease is in full force and effect, and the Seller has received no notice that an event of default has occurred thereunder, and, to the Seller's actual knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

          (E) Such Ground Lease, or an estoppel letter or other agreement, requires the lessor under such Ground Lease to give notice of any default by the lessee to the mortgagee under such Mortgage Loan, provided that the mortgagee has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease, and such Ground Lease, or an estoppel letter or other agreement, further provides that no notice of termination given under such Ground Lease is effective against the mortgagee unless a copy has been delivered to the mortgagee;

          (F) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

          (G) Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than ten years beyond the Stated Maturity Date of the related Mortgage Loan;

          (H) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds other than in respect of a total or substantially total loss or taking, will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage Loan or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

          (I) Such Ground Lease does not impose any restrictions on subletting which would be viewed, as of the date of origination of the related Mortgage Loan, as commercially unreasonable by the Seller; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any subtenant of the lessee, or in any manner, which would materially adversely affect the security provided by the related Mortgage; and

          (J) Such Ground Lease, or an estoppel letter or other agreement, requires the lessor to enter into a new lease in the event of a termination of the Ground Lease by reason of a default by the Mortgagor under the Ground Lease, including, rejection of the ground lease in a bankruptcy proceeding.

          (xxxviii)Deed of Trust. If the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage.

          (xxxix) Lien Releases. Except in cases where either (a) a release of a portion of the Mortgaged Property was contemplated at origination of the Mortgage Loan and such portion was not considered material for purposes of underwriting the Mortgage Loan or (b) release is conditioned upon the satisfaction of certain underwriting and legal requirements and the payment of a release price, the related Mortgage Note or Mortgage does not require the holder thereof to release all or any portion of the Mortgaged Property from the lien of the related Mortgage except upon payment in full of all amounts due under such Mortgage Loan.

          (xl) Junior Liens. The Mortgage Loan does not permit the related Mortgaged Property to be encumbered by any lien junior to or of equal priority with the lien of the related Mortgage (excluding any lien relating to another Mortgage Loan that is cross-collateralized with such Mortgage
     Loan) without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar conditions specified therein.

          (xli) Mortgagor Bankruptcy. To the Seller's knowledge, the Mortgagor is not a debtor in any state or federal bankruptcy or insolvency proceeding.

          (xlii) Due Organization of Mortgagors. As of the date of origination of each Mortgage, each related Mortgagor which is not a natural person was duly organized and validly existing under the laws of the state of its jurisdiction.

          (xliii) Due-On-Sale. The Mortgage Loan contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of such Mortgage Loan, the related Mortgaged Property, or any controlling interest therein, is directly or indirectly transferred or sold.

          (xliv) Single Purpose Entity. The related Mortgagor is an entity, other than an individual, whose organizational documents or the related Mortgage Loan Documents provide substantially to the effect that the
     Mortgagor: (A) is formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans, (B) may not engage in any business unrelated to such Mortgaged Property or Mortgaged Properties, (C) does not have any material assets other than those related to its interest in and operation of such Mortgage Property or Mortgaged Properties, (D) may not incur indebtedness other than as permitted by the related Mortgage or other Mortgage Loan Documents, (E) has its own books and records separate and apart from any other person, and
     (F) holds itself out as a legal entity, separate and apart from any other person.

          (xlv) Defeasance Provisions. Any Mortgage Loan which contains a provision for any defeasance of mortgage collateral either (A) requires the consent of the holder of the Mortgage Loan to any defeasance, or (B) permits defeasance (i) no earlier than two years after the Closing Date (as defined in the Pooling and Servicing Agreement, dated as of February 1,
     1999), (ii) only with substitute collateral constituting "government securities" within the meaning of Treas. Reg. ss. 1.860G-2(a)(8)(i), and
     (iii) only to facilitate the disposition of mortgage real property and not as a part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

          (xlvi) Nursing Home or Congregate Care Facility.

          (A) to the Seller's knowledge, based upon due diligence customarily performed in the origination of comparable mortgage loans as of the date of the origination of the Mortgage Loan, the operator of the healthcare facility located on the related Mortgaged Property had all material licenses and permits required by applicable law for the operation and use of such facility;

          (B) to the Seller's knowledge, based upon due diligence customarily performed in the origination of comparable mortgage loans as of the date of the origination of the Mortgage Loan, to the extent that such facility participates in Medicaid, Medicare, or any other similar program, the facility is in compliance in all material respects with the requirements for participation in such programs;

          (C) the related Mortgage Loan Documents require that so long as the related Mortgage Loan remains outstanding:

          (1)  the related  healthcare  facility shall be operated in compliance
               in  all  material   respects   with  all   applicable   laws  and
               regulations;

          (2) the related healthcare facility shall be operated in such a manner that the licenses and permits necessary for the use and operation of such facility shall remain in full force and effect;

          (3) without the consent of the Mortgagee under the related Mortgage Loan, the licenses and permits pertaining to the healthcare facility may not be: (i) transferred by the Mortgagor, or (ii) pledged by the Mortgagor as collateral for any other loan; or

          (4) the Mortgagor may not without the consent of the Mortgagee under the related Mortgage Loan: (i) allow to lapse all licenses and permits necessary for the use and operation of the related healthcare facility, (ii) grant any third party the right to reduce the number of licensed beds at the related healthcare facility, (iii) grant any third party the right to transfer all or any part of any related healthcare facility's beds to another site or location, or (iv) terminate or materially modify or amend a lease or management contract in effect with regard to the related healthcare facility; and

          (D) to the Seller's knowledge, based upon due diligence customarily performed in the origination of comparable mortgage loans as of the date of the origination of the Mortgage Loan, if a related Mortgaged Property is improved by a skilled nursing, congregate care or assisted living facility, the most recent inspection or survey by governmental authorities having jurisdiction in connection with such licenses, permits and authorizations did not cite such Mortgaged Property for material violations (which shall include only "Level A" (or equivalent) violations in the case of skilled nursing facilities) that had not been cured or as to which a plan of correction had not been submitted to and accepted by such governmental authorities.

     It is understood and agreed that the representations and warranties set forth in this Exhibit C shall survive delivery of the respective Mortgage Files to the Purchaser and/or the Trustee and shall inure to the benefit of the Purchaser, and its successors and assigns (including without limitation the Trustee and the holders of the Certificates), notwithstanding any restrictive or qualified endorsement or assignment.

                            SCHEDULE C-1 to EXHIBIT C

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

(v)  Permitted Encumbrances

     A first priority perfected security interest in accounts receivable can not be established on the following Mortgage Loan(s).

     Loan Number            Property                        Issue
     -----------            --------                        -----
     GMAC 2440              Retirement and Nursing Center   Accounts receivable
                                                            financing in favor
                                                            of Longview Bank and
                                                            Trust Co. is
                                                            permitted.

(ix) Condition of Property

     Loan Number            Property                        Issue
     -----------            --------                        -----
     GMAC 2480              River Ten Apartments            The property has
                                                            experienced damage.

(xx) Valid Assignment

     Loan Number            Property                        Issue
     -----------            --------                        -----
     GMAC 1950              Meringoff Portfolio             With respect to the
                                                            eight leasehold only
                                                            properties, the
                                                            lender does not have
                                                            a first priority
                                                            assignment of leases
                                                            and rents.

(xxiii) No Material Encroachments

     The improvement(s) located on or forming a part of the Mortgaged Property do not comply in all material respects with applicable zoning laws and ordinances.


     Loan Number            Property                        Issue
     -----------            --------                        -----
     GMAC 2650-D            Skyview Living Centers          50 Parking spaces
                                                            required, 38
                                                            provided.
     GMAC 2130              NEI Portfolio-Congress          Property to be
                                                            properly subdivided
                                                            on or before July
                                                            1999.
     GMAC 2580-B            Schwartz Portfolio              Encroachment of
                                                            building
                                                            approximately 10
                                                            feet by 13.4 feet
                                                            onto utility
                                                            easement.

GMAC 1600-A                 Foxfire Portfolio               218 Parking spaces
                              -Foxfire I                    required, 184 spaces
                                                            provided.

(xxxv)  Credit Lease Loans

     (I) Under the Credit Lease for each Credit Lease Loan, upon the occurrence of a condemnation the Tenant will not have any rights of rent abatement.

     Loan Number            Property                        Issue
     -----------            --------                        -----
     GMAC 4750              Eckerds Drug Shelbyville        As to condemnation,
                                                            the lease terminates
                                                            if entire building
                                                            taken. If a portion
                                                            of the building is
                                                            taken and if it is
                                                            no longer suitable
                                                            to the Tenant, the
                                                            Tenant may terminate
                                                            the lease and any
                                                            unearned rents
                                                            credited or paid are
                                                            refunded. If the
                                                            Lease is not
                                                            terminated, rent
                                                            shall abate
                                                            proportionately
                                                            until the building
                                                            is restored. If the
                                                            parking area is
                                                            taken and the lease
                                                            is not terminated,
                                                            rent will be abated
                                                            proportionately
                                                            until the parking
                                                            area is restored.

     GMAC 1520              Eckerd DeKalb Company           As to condemnation,
                                                            the lease terminates
                                                            if entire building
                                                            taken. If a portion
                                                            of the building is
                                                            taken and if it is
                                                            no longer suitable
                                                            to the Tenant, the
                                                            Tenant may terminate
                                                            the lease and any
                                                            unearned rents
                                                            credited or paid are
                                                            refunded. If the
                                                            Lease is not
                                                            terminated, rent
                                                            shall abate
                                                            proportionately
                                                            until the
                                                            building is
                                                            restored. If the
                                                            parking area is
                                                            taken and the lease
                                                            is not terminated,
                                                            rent will be abated
                                                            proportionately
                                                            until the parking
                                                            area is restored.




(xxxvii) Leasehold Estate

     The following Mortgage loan(s) are secured in whole or in part by the interest of the borrower as a lessee under a Ground Lease.

     (B) The Lessee's interest in such Ground Lease is subject to a superior interest.

     Loan Number            Property                        Issue
     -----------            --------                        -----
     GMAC 1950              Meringoff Portfolio             With respect to the
                                                            eight leasehold only
                                                            properties, the
                                                            Mortgagor's
                                                            leasehold interest
                                                            is subordinate to an
                                                            existing fee
                                                            mortgage.

     (I) The Ground Lease does not impose restrictions on subletting

     Loan Number            Property                        Issue
     -----------            --------                        -----
     GMAC 1430              Courtyard-Orlando               Ground lease does
                                                            impose restrictions
                                                            on subletting.

     (J) The Ground Lease requires the lessor to enter into a new lease with the mortgagee upon termination of the Ground Lease for any reason, including rejection of the Ground Lease in a bankruptcy or insolvency proceeding of the lessee.

     Loan Number            Property                        Issue
     -----------            --------                        -----
     GMAC 1430              Courtyard-Orlando               Ground lease does
                                                            not contain a
                                                            provision that
                                                            requires lessor to
                                                            enter into new lease
                                                            with Mortgagee upon
                                                            termination of
                                                            ground lease for any
                                                            reason.

(xliv)  Single Purpose Entity

     Borrowers on the following loan(s) are not single purpose entities.

     Loan Number            Property
     -----------            --------
     GMAC 2940              Uniprop Portfolio, Fund II
     GMAC 2990              Sunshine Village
     GMAC 1730              Hycor Biomedical
     GMAC 2330              PEP Boys
     GMAC 2780              Stratford Commons Apartments
     GMAC 1930              Meadow Apartments

     GMAC 2810              Tally Ho Apartments
     GMAC 1500              Drewbar Apartments
     GMAC 3930              Harrison Place Apartments

                                   EXHIBIT D-1

                 FORM OF CERTIFICATE OF AN OFFICER OF THE SELLER

     Certificate of Officer of GMAC Commercial Mortgage Corporation ("GMACCM")

     I, ________________,  a __________________ of GMACCM (the "Seller"), hereby certify as follows:

     The Seller is a corporation duly organized and validly existing under the laws of the State of California.

     Attached hereto as Exhibit I are true and correct copies of the Certificate of Incorporation and By-Laws of the Seller, which Certificate of Incorporation and By-Laws are on the date hereof, and have been at all times in full force and effect.

     To the best of my knowledge, no proceedings looking toward liquidation or dissolution of the Seller are pending or contemplated.

     Each person listed below is and has been the duly elected and qualified officer or authorized signatory of the Seller and his genuine signature is set forth opposite his name:

Name                        Office                Signature
----                        ------                ---------





     Each person listed above who signed, either manually or by facsimile signature, the Mortgage Loan Purchase Agreement, dated as of February 2, 1999 (the "Purchase Agreement"), between the Seller and GMAC Commercial Mortgage
Securities, Inc. providing for the purchase by GMAC Commercial Mortgage Securities, Inc. from the Seller of the Mortgage Loans, was, at the respective times of such signing and delivery, duly authorized or appointed to execute such documents in such capacity, and the signatures of such persons or facsimiles thereof appearing on such documents are their genuine signatures.

     Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.


                                      D-1-1

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of February ___, 1999.




                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



     I, [name], [title], hereby certify that __________ is a duly elected or appointed, as the case may be, qualified and acting __________ of the Seller and that the signature appearing above is [his] genuine signature.

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of February ___, 1999.




                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                   EXHIBIT D-2

                        FORM OF CERTIFICATE OF THE SELLER

               Certificate of GMAC Commercial Mortgage Corporation

     In connection with the execution and delivery by GMAC Commercial Mortgage Corporation (the "Seller") of, and the consummation of the transaction contemplated by, that certain Mortgage Loan Purchase Agreement, dated as of February 2, 1999 (the "Purchase Agreement"), between GMAC Commercial Mortgage Securities, Inc. and the Seller, the Seller hereby certifies that (i) the representations and warranties of the Seller in the Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the date hereof. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

     Certified this      day of February, 1999.

                                        GMAC COMMERCIAL MORTGAGE CORPORATION



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:



                                      D-2-1

                               EXHIBIT D-3A

                   FORM OF OPINION I OF COUNSEL TO THE SELLER

February ___, 1999

To:  Persons on Annex A

Re:  GMAC Commercial Mortgage Securities, Inc.
     Mortgage Pass-Through Certificates, Series 1999-C1

Ladies and Gentlemen:

     I am General Counsel to GMAC Commercial Mortgage Corporation (the "Seller" or "GMACCM"). In that capacity, I am familiar with the issuance of certain Mortgage Pass-Through Certificates, Series 1999-C1 (the "Certificates"), evidencing undivided interests in a trust fund (the "Trust Fund") consisting primarily of certain mortgage loans (the "Mortgage Loans"), pursuant to a Pooling and Servicing Agreement, dated as of February 1, 1999 (the "Pooling and Servicing Agreement"), among GMAC Commercial Mortgage Securities, Inc. (the "Company") as depositor, the Seller as master servicer and special servicer, Norwest Bank Minnesota, National Association, as trustee (the "Trustee").

     Certain of the Mortgage Loans were purchased by the Company from the Seller, pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of February 2, 1999 (the "GMACCM Mortgage Loan Purchase Agreement"), between the Company and the Seller. Certain of the Mortgage Loans will be purchased by the Company from LaSalle National Bank as Trustee for Restructured Asset Certificates With Enhanced Returns, Series 1998-ML Trust ("ML Trust") pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of February 2, 1999 (the "ML Trust Mortgage Loan Purchase Agreement") between the Company and the ML Trust. Certain of the Mortgage Loans will be purchased by the Company from German American Capital Corporation ("GACC"), pursuant to, and for the consideration described in, the Mortgage Loan Purchase Agreement, dated as of February 2, 1999 (the "GACC Mortgage Loan Purchase Agreement"), between the Depositor and GACC. The Pooling and Servicing Agreement and the GMACCM Mortgage Loan Purchase Agreement are referred to herein together as the "Agreements." Capitalized terms not defined herein have the meanings set forth in the Agreements. This opinion is rendered pursuant to Section 8(e) of the GMACCM Mortgage Loan Purchase Agreement.

     The Company has sold the Class A-1, Class A-2, Class B, Class C, Class D, and Class E and a portion of the Class X Certificates to Goldman, Sachs & Co., Deutsche Bank Securities Inc. and Donaldson, Lufkin & Jenrette Securities Corporation as the underwriters (the "Underwriters") named in the Underwriting Agreement, dated as of February 2, 1999 (the "Underwriting Agreement"), among the Company, the Seller, and the Underwriters. The Company has sold a portion of the Class X Certificates to GMACCM pursuant to a Class X Certificate Purchase Agreement, dated as of February 2, 1999 (the "Class X Certificate Purchase Agreement"), between the Company and GMACCM. The Company sold the Class F, Class G, Class H, Class J and Class K Certificates to GMACCM pursuant to the Certificate Purchase



                                     D-3A-1

Agreement, dated as of February 2, 1999 (the "Certificate Purchase Agreement"), between the Company and GMACCM. The Company sold the Class R-I, Class R-II and Class R-III Certificates to Goldman, Sachs & Co.

     In connection with rendering this opinion letter, I have examined or have caused persons under my supervision to examine the Agreements and such other records and other documents as I have deemed necessary. I have further assumed that there is not and will not be any other agreement that materially supplements or otherwise modifies the agreements expressed in the Agreements. As to matters of fact, I have examined and relied upon representations of parties contained in the Agreements and, where I have deemed appropriate, representations and certifications of officers of the Company, the Seller, the Trustee, other transaction participants or public officials. I have assumed the authenticity of all documents submitted to me as originals, the genuineness of all signatures other than officers of the Seller and the conformity to the originals of all documents submitted to me as copies. I have assumed that all parties, except for the Company and the Seller, had the corporate power and authority to enter into and perform all obligations thereunder. As to such parties, I also have assumed the due authorization by all requisite corporate action, the due execution and delivery and the enforceability of such documents. I have further assumed the conformity of the Mortgage Loans and related documents to the requirements of the Agreements.

     In rendering this opinion letter, I do not express any opinion concerning any law other than the law of the Commonwealth of Pennsylvania, the General Corporation Law of the State of Delaware and the federal law of the United
States, and I do not express any opinion concerning the application of the "doing business" laws or the securities laws of any jurisdiction other than the federal securities laws of the United States. To the extent that any of the matters upon which I am opining herein are governed by laws ("Other Laws") other than the laws identified in the preceding sentence, I have assumed with your permission and without independent verification or investigation as to the reasonableness of such assumption, that such Other Laws and judicial interpretation thereof do not vary in any respect material to this opinion from the corresponding laws of the Commonwealth of Pennsylvania and judicial interpretations thereof. I do not express any opinion on any issue not expressly addressed below.

     Based upon the foregoing, I am of the opinion that:

1. Each of the Agreements has been duly and validly authorized, executed and delivered by the Seller and, upon due authorization, execution and delivery by the other parties thereto, will constitute the valid, legal and binding agreements of the Seller, enforceable against the Seller in accordance with their terms, except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the rights of creditors, (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law, and (iii) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the Agreements which purport to provide indemnification with respect to securities law violations.

2.   No  consent,  approval,   authorization  or  order  of  a  Commonwealth  of
     Pennsylvania or federal court or governmental agency or body is required for the consummation by the



                                     D-3A-2

     Seller of the transactions contemplated by the terms of the Agreements, except for those consents, approvals, authorizations or orders which previously have been obtained.

3. Neither the consummation of any of the transactions contemplated by, nor the fulfillment by the Seller of any other of the terms of, the Agreements, will result in a material breach of any term or provision of the charter or bylaws of the Seller or any Commonwealth of Pennsylvania or federal statute or regulation or conflict with, result in a material breach, violation or acceleration of or constitute a material default under the terms of any indenture or other material agreement or instrument to which the Seller is a party or by which it is bound or any order or regulation of any Commonwealth of Pennsylvania or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Seller.

This opinion letter is rendered for the sole benefit of each addressee hereof, and no other person or entity, except Orrick, Herrington & Sutcliffe LLP, is entitled to rely hereon without prior written consent. Copies of this opinion letter may not be furnished to any other person or entity, nor may any portion of this opinion letter be quoted, circulated or referred to in any other document without my prior written consent.

                                           Very truly yours,



                                           Maria Corpora-Buck
                                           General Counsel


                                     D-3A-3

                                     Annex A

GMAC Commercial Mortgage Corporation

GMAC Commercial Mortgage Securities, Inc.

Goldman, Sachs & Co.

Deutsche Bank Securities Inc.

Donaldson, Lufkin & Jenrette Securities Corporation

Fitch IBCA, Inc.

Standard & Poor's Ratings Services

Norwest Bank Minnesota, National Association


                                    Annex A-1
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                                  EXHIBIT D-3B

                   FORM OF OPINION II OF COUNSEL TO THE SELLER

              Form of Opinion of Orrick, Herrington & Sutcliffe LLP




                                     D-3B-1